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                         DIME COMMUNITY BANCSHARES, INC.


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                                    INDENTURE

                           Dated as of March 19, 2004

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                            Wilmington Trust Company,

                              as Indenture Trustee


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       FIXED RATE JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBT SECURITIES

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

                                                 TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I             DEFINITIONS.................................................................................1

SECTION 1.01             Definitions..............................................................................1
SECTION 1.02             Business Day Certificate.................................................................9

ARTICLE II            DEBT SECURITIES.............................................................................9

SECTION 2.01             Authentication and Dating................................................................9
SECTION 2.02             Form of Indenture Trustee's Certificate of Authentication...............................10
SECTION 2.03             Form and Denomination of Debt Securities................................................10
SECTION 2.04             Execution of Debt Securities............................................................11
SECTION 2.05             Legends.................................................................................11
SECTION 2.06             Global Security.........................................................................12
SECTION 2.07             Computation of Interest.................................................................13
SECTION 2.08             Extension of Interest Payment Period....................................................14
SECTION 2.09             Transfer and Exchange...................................................................15
SECTION 2.10             Mutilated, Destroyed, Lost or Stolen Debt Securities....................................17
SECTION 2.11             Temporary Securities....................................................................18
SECTION 2.12             Cancellation............................................................................19
SECTION 2.13             CUSIP Numbers...........................................................................19

ARTICLE III           PARTICULAR COVENANTS OF THE COMPANY........................................................19

SECTION 3.01             Payment of Principal and Interest:  Agreed Treatment of the Debt Securities.............19
SECTION 3.02             Offices for Notices and Payments, etc...................................................20
SECTION 3.03             Appointments to Fill Vacancies in Indenture Trustee's Office............................21
SECTION 3.04             Provision as to Paying Agent............................................................21
SECTION 3.05             Certificate to Indenture Trustee........................................................22
SECTION 3.06             Additional Amounts......................................................................22
SECTION 3.07             Compliance with Consolidation Provisions................................................23
SECTION 3.08             Limitation on Dividends.................................................................23
SECTION 3.09             Covenants as to Dime Community Capital Trust I..........................................23
SECTION 3.10             Payment of Expenses.....................................................................24
SECTION 3.11             Payment Upon Resignation or Removal.....................................................24

ARTICLE IV            LIST OF SECURITYHOLDERS AND REPORTS BY THE COMPANY AND THE INDENTURE TRUSTEE...............25

SECTION 4.01             List of Securityholders.................................................................25
SECTION 4.02             Preservation and Disclosure of Lists....................................................25
SECTION 4.03             Reports by the Company..................................................................26
SECTION 4.04             Reports by the Indenture Trustee........................................................27



                                            TABLE OF CONTENTS (CONT'D.)

                                                                                                               PAGE
                                                                                                               ----

ARTICLE V             REMEDIES OF THE INDENTURE TRUSTEE AND SECURITYHOLDERS UPON EVENT OF DEFAULT................28

SECTION 5.01             Events of Default.......................................................................28
SECTION 5.02             Payment of Debt Securities on Default; Suit Therefor....................................30
SECTION 5.03             Application of Moneys Collected by Indenture Trustee....................................31
SECTION 5.04             Proceedings by Securityholders..........................................................31
SECTION 5.05             Proceedings by Indenture Trustee........................................................32
SECTION 5.06             Remedies Cumulative and Continuing......................................................33
SECTION 5.07             Restoration of Rights and Remedies......................................................33
SECTION 5.08             Direction of Proceedings and Waiver of Defaults by Majority of Securityholders..........33
SECTION 5.09             Notice of Defaults......................................................................34
SECTION 5.10             Undertaking to Pay Costs................................................................35

ARTICLE VI            CONCERNING THE INDENTURE TRUSTEE...........................................................35

SECTION 6.01             Duties and Responsibilities of Indenture Trustee........................................35
SECTION 6.02             Reliance on Documents, Opinions, etc....................................................37
SECTION 6.03             No Responsibility for Recitals, etc.....................................................38
SECTION 6.04             Indenture Trustee, Authenticating Agent, Paying Agents, Transfer Agents and Registrar
                         May Own Debt Securities.................................................................38
SECTION 6.05             Moneys to be Held in Trust..............................................................38
SECTION 6.06             Compensation and Expenses of Indenture Trustee..........................................39
SECTION 6.07             Officers' Certificate as Evidence.......................................................39
SECTION 6.08             Conflicting Interest of Indenture Trustee...............................................40
SECTION 6.09             Eligibility of Indenture Trustee........................................................40
SECTION 6.10             Resignation or Removal of Indenture Trustee.............................................40
SECTION 6.11             Acceptance by Successor Indenture Trustee; Supplemental Indenture.......................42
SECTION 6.12             Succession by Merger, etc...............................................................42
SECTION 6.13             Limitation on Rights of Indenture Trustee as a Creditor.................................43
SECTION 6.14             Authenticating Agents...................................................................43

ARTICLE VII           CONCERNING THE SECURITYHOLDERS.............................................................44

SECTION 7.01             Action by Securityholders...............................................................44
SECTION 7.02             Proof of Execution by Securityholders...................................................45
SECTION 7.03             Who Are Deemed Absolute Owners..........................................................45
SECTION 7.04             Debt Securities Owned by Company Deemed Not Outstanding.................................45
SECTION 7.05             Revocation of Consents; Future Holders Bound............................................46

ARTICLE VIII          MEETINGS OF SECURITYHOLDERS................................................................46

SECTION 8.01             Purposes of Meetings....................................................................46
SECTION 8.02             Call of Meetings by Indenture Trustee...................................................47
SECTION 8.03             Call of Meetings by Company or Securityholders..........................................47


                                                       -ii-


                                            TABLE OF CONTENTS (CONT'D.)

                                                                                                               PAGE
                                                                                                               ----

SECTION 8.04             Qualifications for Voting...............................................................47
SECTION 8.05             Regulations.............................................................................47
SECTION 8.06             Voting..................................................................................48
SECTION 8.07             Quorum; Actions.........................................................................48

ARTICLE IX            AMENDMENTS.................................................................................49

SECTION 9.01             Supplemental Indentures without Consent of Securityholders..............................49
SECTION 9.02             Supplemental Indentures with Consent of Securityholders.................................51
SECTION 9.03             Compliance with Trust Indenture Act; Effect of Supplemental Indentures..................52
SECTION 9.04             Notation on Debt Securities.............................................................52
SECTION 9.05             Evidence of Compliance of Supplemental Indenture to be Furnished to Indenture Trustee...52

ARTICLE X             REDEMPTION OF DEBT SECURITIES..............................................................52

SECTION 10.01            Optional Redemption.....................................................................52
SECTION 10.02            Special Event Redemption................................................................53
SECTION 10.03            Notice of Redemption; Selection of Debt Securities......................................53
SECTION 10.04            Payment of Debt Securities Called for Redemption........................................54

ARTICLE XI            CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER AND LEASE................................54

SECTION 11.01            Company May Consolidate, etc., on Certain Terms.........................................54
SECTION 11.02            Successor Person to be Substituted for Company..........................................55
SECTION 11.03            Opinion of Counsel to be Given Indenture Trustee........................................55

ARTICLE XII           SATISFACTION AND DISCHARGE OF INDENTURE....................................................55

SECTION 12.01            Discharge of Indenture..................................................................55
SECTION 12.02            Deposited Moneys to be Held in Trust by Indenture Trustee...............................56
SECTION 12.03            Paying Agent to Repay Moneys Held.......................................................56
SECTION 12.04            Return of Unclaimed Moneys..............................................................56

ARTICLE XIII          IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS............................57

SECTION 13.01            Indenture and Debt Securities Solely Corporate Obligations..............................57

ARTICLE XIV           MISCELLANEOUS PROVISIONS...................................................................57

SECTION 14.01            Successors..............................................................................57
SECTION 14.02            Official Acts by Successor Company......................................................57
SECTION 14.03            Surrender of Company Powers.............................................................57
SECTION 14.04            Addresses for Notices, etc..............................................................58


                                                       -iii-


                                            TABLE OF CONTENTS (CONT'D.)

                                                                                                               PAGE
                                                                                                               ----

SECTION 14.05            Governing Law...........................................................................58
SECTION 14.06            Evidence of Compliance with Conditions Precedent........................................58
SECTION 14.07            Business Day Convention.................................................................59
SECTION 14.08            Trust Indenture Act to Control..........................................................59
SECTION 14.09            Table of Contents, Headings, etc........................................................59
SECTION 14.10            Execution in Counterparts...............................................................59
SECTION 14.11            Separability............................................................................59
SECTION 14.12            Assignment..............................................................................60

ARTICLE XV            SUBORDINATION OF DEBT SECURITIES...........................................................60

SECTION 15.01            Agreement to Subordinate................................................................60
SECTION 15.02            Default on Senior Debt..................................................................60
SECTION 15.03            Liquidation; Dissolution; Bankruptcy....................................................61
SECTION 15.04            Subrogation.............................................................................62
SECTION 15.05            Indenture Trustee to Effectuate Subordination...........................................63
SECTION 15.06            Notice by the Company...................................................................63
SECTION 15.07            Rights of the Indenture Trustee; Holders of Senior Debt.................................64
SECTION 15.08            Subordination May Not Be Impaired.......................................................64


Exhibit A         Form of Debt Security

Tie Sheet of provisions of Trust Indenture Act of 1939 with Indenture dated as of March 19, 2004 between Dime Community Bancshares, Inc. and Wilmington Trust Company, as Indenture Trustee:

     ACT SECTION                                                                     INDENTURE
                                                                                      SECTION
     310(a)(1)         .......................................................................6.09
          (a)(2)       ...........................................................6.09, 6.10, 6.11
       310(a)(3)       ........................................................................N/A
          (a)(4)       ........................................................................N/A
       310(a)(5)       ...........................................................6.09, 6.10, 6.11
     310(b)            .......................................................................6.08
     310(c)            ........................................................................N/A
     311(a)            .......................................................................6.13
     311(b)            .......................................................................6.13
     311(c)            ........................................................................N/A
     312(a)            .........................................................4.01(a)and 4.02(a)
     312(b)            ....................................................................4.02(b)
     312(c)            ....................................................................4.02(c)
     313(a)            ....................................................................4.04(a)
     313(b)(1)         ....................................................................4.04(a)
     313(b)(2)         ....................................................................4.04(a)
     313(c)            ....................................................................4.04(a)
     313(d)            ....................................................................4.04(b)
     314(a)            .................................................................3.05, 4.03
     314(b)            ........................................................................N/A
     314(c)(1)         .............................................................6.07 and 14.06
   314(c)(2)           .............................................................6.07 and 14.06
     314(c)(3)         ........................................................................N/A
     314(d)            ........................................................................N/A
     314(e)            ................................................................6.07, 14.06
     314(f)            ........................................................................N/A
     315(a)(c) and     .......................................................................6.01
   (d)
     315(b)            .......................................................................5.09
     315(e)            .......................................................................5.10
     316(a)(1)         .......................................................................5.08
     316(a)(2)         ........................................................................N/A
     316(a) last sentence.....................................................................7.04
     316(b)            ....................................................................5.07 and 9.02
     316(c)            ....................................................................7.01 and 9.02
     317(a)            .......................................................................5.05
     317(b)            .......................................................................6.05
     318               ......................................................................14.08

---------------------

THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED

         THIS INDENTURE, dated as of March 19, 2004, between Dime Community Bancshares, Inc., a Delaware corporation (hereinafter called the "Company"), and Wilmington Trust Company, a Delaware banking corporation, as trustee (hereinafter sometimes called the "Indenture Trustee").

                              W I T N E S S E T H :

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its Fixed Rate Junior Subordinated Deferrable Interest Debt Securities due 2034 (the "Debt Securities") under this Indenture and to provide, among other things, for the execution and authentication, delivery and administration thereof, the Company has duly authorized the execution of this Indenture.

         NOW, THEREFORE, in consideration of the premises, and the purchase of Debt Securities by the holders thereof, the Company covenants and agrees with the Indenture Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debt Securities, as follows:

                                   ARTICLE I
                                   DEFINITIONS

         SECTION 1.01  DEFINITIONS.

         The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any Indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in the Securities Act as in force at the date of this Indenture as originally executed. The following terms have the meanings given to them in the Declaration (as defined below): (i) Institutional Trustee; (ii) Delaware Trustee; (iii) Administrators; (iv) Distributions; and (v) Initial Purchaser. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

         "Additional Amounts" has the meaning set forth in Section 3.06.

         "Additional Provisions" has the meaning set forth in Section 15.01.

         "Administrative Action" has the meaning specified within the definition of "Tax Event".

         "Affiliate" shall have the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Authenticating Agent" means any agent or agents of the Indenture Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

         "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         "Board of Directors" means the board of directors or the executive committee or any other duly authorized committee of the Company's board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Indenture Trustee.

         "Book-Entry Capital Securities" shall have the meaning set forth in
Section 2.06(a)(i).

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in Wilmington, Delaware or New York, New York are permitted or required by law, executive order or regulation to close.

         "Capital Securities" means undivided beneficial interests in the assets of the Trust which are designated as "Capital Securities" and rank PARI PASSU with the Common Securities issued by the Trust; PROVIDED, HOWEVER, that if an Event of Default (as defined in the Declaration) has occurred and is continuing, the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of the holders of the Capital Securities. References to "Capital Securities" shall include, collectively, any Series A Capital Securities and Series B Capital Securities (as such terms are defined in the Declaration).

         "Capital Treatment Event" means the receipt by the Company and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change in, any laws, rules or regulations of the United States or any political subdivision thereof or therein or any rules, guidelines or policies of an applicable regulatory agency or authority, or as the result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or judicial decision is announced on or after the date of original issuance of the Initial Securities, there is more than an insubstantial risk that the Company will not, within 90 days of the date of such opinion, be entitled to treat an amount equal to the aggregate Liquidation Amount of the Capital Securities as "Tier 1 Capital" (or its then equivalent) if the Company (or its successors) were subject to such capital requirement, applied as if the Company (or its successors) were a bank holding company for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Company; PROVIDED, HOWEVER, that the distribution of the Debt Securities in connection with a Dissolution Event shall not in and of itself constitute a Capital Treatment

Event unless such Dissolution Event shall have occurred in connection with a Tax Event or an Investment Company Event.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities" means undivided beneficial interests in the assets of the Trust which are designated as "Common Securities" and rank PARI PASSU with Capital Securities issued by the Trust; PROVIDED, HOWEVER, that if an Event of Default (as defined in the Declaration) has occurred and is continuing, the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

         "Company" means the person identified as "Company" in the preamble to this Indenture and, subject to the provisions of Article XI, shall also include its successors and assigns.

         "Company Order" means a written request or order signed in the name of the Company by an officer and delivered to the Indenture Trustee.

         "Custodian" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

         "Debt Security" or "Debt Securities" means collectively, the Initial Securities and the Exchange Securities.

         "Debt Security Register" means (i) prior to a Dissolution Event, the list of holders provided to the Indenture Trustee pursuant to Section 4.01, and
(ii) following a Dissolution Event, any debt security register maintained by a security registrar for the Debt Securities appointed by the Company following the execution of a supplemental indenture providing for transfer procedures as provided for in Section 2.09(a).

         "Declaration" means the Amended and Restated Declaration of Trust of the Trust, dated as of March 19, 2004, by and among the Trustees (as defined therein), the Administrators, the Company, as sponsor, and the holders from time to time of undivided beneficial interest in the assets of the Trust, as amended or supplemented from time to time.

         "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulted Interest" has the meaning set forth in Section 2.07(c).

         "Deferred Interest" has the meaning set forth in Section 2.08.

         "Definitive Securities" means those Debt Securities issued in fully registered certificated form.

         "Depositary" means, with respect to the Debt Securities which the Company determines shall be issued as a Global Security, The Depository Trust Company, New York, New York, or another clearing agency, or any successor registered as a clearing agency pursuant to Section 17A of the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.06(c).

         "Dissolution Event" means any event resulting in the dissolution of the Trust pursuant to the Declaration, and the distribution of the Debt Securities held by the Indenture Trustee to the holders of the Trust Securities issued by the Trust PRO RATA in accordance with the Declaration.

         "Event of Default" means any event specified in Section 5.01, which has continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement (i) by the Company to exchange the Exchange Securities for the Initial Securities and to execute the Series B Guarantee in respect of the Series B Capital Securities and (ii) by the Trust to exchange the Series B Capital Securities for the Series A Capital Securities.

         "Exchange Securities" means the Company's Fixed Rate Junior Subordinated Deferrable Interest Debt Securities due 2034, Series B, as authenticated and issued under this Indenture.

         "Extension Period" has the meaning set forth in Section 2.08.

         "Federal Reserve" means the Board of Governors of the Federal Reserve System.

         "Global Security" means, with respect to the Debt Securities, a Debt Security executed by the Company and delivered by the Indenture Trustee to the Depositary or pursuant to the Depositary's instruction or, if no instructions are received, then held by the Indenture Trustee as custodian for the Depository, all in accordance with this Indenture, which Debt Security shall be registered in the name of the Depositary or its nominee.

         "Guarantee" means any guarantee agreement that the Company will enter into with Wilmington Trust Company or any other Person that operates directly or indirectly for the benefit of holders of Capital Securities.

         "Indenture" means this Indenture as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both.

         "Indenture Trustee" means the Person identified as "Indenture Trustee" in the preamble to this Indenture and, subject to the provisions of Article VI hereof, shall also include its successors and assigns.

         "Initial Securities" means the Company's Fixed Rate Junior Subordinated Deferrable Interest Debt Securities due 2034, Series A, as authenticated and issued under this Indenture.

         "Interest Payment Date" means January 15th, April 15th, July 15th, and October 15th of each year commencing on July 15, 2004 and the Maturity Date, an Optional Redemption Date or the Special Redemption Date, as applicable, subject to Section 14.07.

         "Interest Period" has the meaning set forth in Section 2.07(b).

         "Interest Rate" means a fixed rate per annum equal to 7.0%, plus the rate of any applicable Liquidated Damages.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" means the receipt by the Company and the Trust of an Opinion of Counsel experienced in such matters to the effect that as a result of any amendment to, or change in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or as the result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Initial Securities, there is more than an insubstantial risk that the Trust is, or within 90 days of the date of such opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act.

         "Like Amount" means (i) with respect to a redemption of the Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debt Securities to be paid in accordance with their terms and (ii) with respect to a distribution of Debt Securities upon a Dissolution Event, Debt Securities having a principal amount equal to the Liquidation Amount of the Trust Securities of the holder to whom Debt Securities are distributed.

         "Liquidated Damages" shall have the meaning set forth in the Registration Rights Agreement and the Liquidated Damages Agreement.

         "Liquidated Damages Agreement" means the Liquidated Damages Agreement, dated as of March 12, 2004, by and among the Company, the Trust and the Initial Purchaser named therein, as such agreement may be amended, modified or supplemented from time to time.

         "Liquidation Amount" means the liquidation amount of $1,000 per Trust Security.

         "Maturity Date" means April 14, 2034.

         "Non Book-Entry Capital Securities" shall have the meaning set forth in
Section 2.06(a)(ii).

         "OTS" means the Office of Thrift Supervision or any successor regulatory agency.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President or any Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 14.06 if and to the extent required by the provisions of such Section.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel reasonably acceptable to the Indenture Trustee. Each such opinion shall include the statements provided for in Section 14.06 if and to the extent required by the provisions of such Section.

         "Optional Redemption Date" has the meaning set forth in Section 10.01.

         "Optional Redemption Price" means an amount in cash equal to 100% of the principal amount of the Debt Securities to be redeemed, plus unpaid interest and Liquidated Damages, if any, accrued thereon to but excluding the related Optional Redemption Date.

         "Paying Agent" has the meaning set forth in Section 3.04(a).

         "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, national banking association, association, joint-stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof or any other entity of whatever nature.

         "Predecessor Securities" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 2.10 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

         "Principal Office of the Indenture Trustee," means the office of the Indenture Trustee, at which at any particular time its corporate trust business shall be principally administered, and at the time of the execution of this Indenture shall be, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001.

         "Purchase Agreement" means the Purchase Agreement, dated March 12, 2004, by and among the Company, the Trust, The Dime Savings Bank of Williamsburgh and the Initial Purchaser named therein.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 12, 2004, by and among the Company, the Trust and the Initial Purchaser named therein, as such agreement may be amended, modified or supplemented from time to time.

         "Regular Record Date" shall mean 15th calendar day prior to the applicable Interest Payment Date, whether or not such day is a Business Day.

         "Resale Restriction Termination Date" means, with respect to any Debt Security, the date which is the later of (i) two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of
(y) the date of original issuance of such Debt Security and (z) the last date on which the Company or any Affiliate of the Company was the holder of such Debt Security (or any predecessor thereto) and (ii) such later date, if any, as may be required by any subsequent change in applicable law.

         "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Principal Office of the Indenture Trustee with direct responsibility for the administration of the Indenture, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Principal Office of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Restricted Securities" means Debt Securities that bear or are required to bear the legends relating to transfer restrictions under the Securities Act set forth in Exhibit A hereto.

         "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         "Securityholder," "holder of Debt Securities," or other similar terms, means any Person in whose name at the time a particular Debt Security is registered in the Debt Security Register.

         "Senior Debt" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, debentures, notes, bonds or other similar instruments issued by the Company including, without limitation its 9.75% Subordinated Notes due May 1, 2010; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of the Company for the reimbursement of any letter of credit, any banker's acceptance, any security purchase facility, any repurchase agreement or similar arrangement, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction; (v) all obligations of the type referred to in clauses (i) through (iv) above of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, with the prior approval of the OTS (or such other bank regulatory authority that is then the primary holding company regulator of the Company) if not otherwise generally approved, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior or are PARI PASSU in right of payment to the Debt Securities; PROVIDED, HOWEVER, that Senior Debt shall not include (A) any debt securities issued to any trust other than the Trust (or a trustee of such trust), partnership or other entity affiliated with the Company that is a financing entity of the Company (a "financing entity"), in connection with the issuance by such financing entity of equity securities or other securities in transactions substantially similar in structure to the transactions contemplated hereunder and in the Declaration or (B) any guarantees of the Company in respect of the equity securities or other securities of any financing entity referred to in clause (A) above pursuant to an instrument that ranks PARI PASSU with in right of payment to the Guarantee.

         "Series B Guarantee" means the Series B Guarantee of the Company to be entered into in connection with the Exchange Offer in respect of the Series B Capital Securities.

         "Special Event" means any of an Investment Company Event, a Capital Treatment Event or a Tax Event, as the context requires.

         "Special Redemption Date" has the meaning set forth in Section 10.02.

         "Special Redemption Price" means, with respect to the redemption of any Debt Security following a Special Event, an amount in cash equal to the percentage of the principal amount of the Debt Securities that is specified below for the Special Redemption Date plus, in each case, unpaid interest and Liquidated Damages, if any, accrued thereon to but excluding the Special Redemption Date:

          Special Redemption Price will be 103.5%
              to but excluding April 15, 2005
         and thereafter will be as follows for the
            12-month period beginning April 15,                           Percentage of Principal Amount
            -----------------------------------                           ------------------------------
                           2005                                                       102.8%

                           2006                                                       102.1%

                           2007                                                       101.4%

                           2008                                                       100.7%

                    2009 and thereafter                                                100%

         "Subsidiary" means with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture, limited liability company or similar entity, at least a majority of whose outstanding partnership, membership or similar interests shall at the time be owned by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

         "Tax Event" means the receipt by the Company and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, clarification of or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, regulatory procedure, notice or announcement (an "Administrative Action")) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Company or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Initial Securities, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debt Securities; (ii) interest payable by the Company on the Debt Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to or otherwise required to pay, or required to withhold from distributions to holders of Trust Securities, more than a DE MINIMIS amount of other taxes (including withholding taxes), duties, assessments or other governmental charges.

         "Trust" means Dime Community Capital Trust I, a Delaware statutory trust created for the purpose of issuing its Capital Securities in connection with the issuance of Debt Securities under this Indenture of which the Company is the sponsor.

         "Trust Securities" means, collectively, the Capital Securities and the Common Securities.

         SECTION 1.02 BUSINESS DAY CERTIFICATE.

         On the date of execution and delivery of this Indenture (with respect to the remainder of calendar year 2004) and within 15 days prior to the end of each calendar year while this Indenture remains in effect (with respect to succeeding calendar years), the Company shall deliver to the Indenture Trustee an Officers' Certificate specifying the days on which banking institutions or trust companies in New York, New York or Wilmington, Delaware are then authorized or obligated by law, executive order or regulation to remain closed.

                                   ARTICLE II
                                 DEBT SECURITIES

         SECTION 2.01 AUTHENTICATION AND DATING.

         Upon the execution and delivery of this Indenture, or from time to time thereafter, Debt Securities in an aggregate principal amount not in excess of $72,165,000 may be executed and delivered by the Company to the Indenture Trustee for authentication, and the Indenture Trustee shall thereupon authenticate and make available for delivery said Debt Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, Vice Chairman, President or Chief Financial Officer or one of its Vice Presidents, without any further action by the Company hereunder. In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon a copy of any Board Resolution or Board Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary or other officers with appropriate delegated authority of the Company as the case may be.

         The Indenture Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section if the Indenture Trustee, being advised by counsel, determines that such action may not lawfully be taken or if a Responsible Officer of the Indenture Trustee in good faith shall determine that such action would expose the Indenture Trustee to personal liability to existing Securityholders.

         The definitive Debt Securities shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

         SECTION 2.02 FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         The Indenture Trustee's certificate of authentication on all Debt Securities shall be in substantially the following form:

         This is one of the Debt Securities of the Company referred to in the within-mentioned Indenture.

                                        WILMINGTON TRUST COMPANY,
                                            not in its individual capacity
                                            but solely as Indenture Trustee


                                        By:
                                           -------------------------------------
                                            Authorized Officer

         SECTION 2.03  FORM AND DENOMINATION OF DEBT SECURITIES.

         The Debt Securities shall be substantially in the form of Exhibit A hereto and shall be issuable in minimum denominations of $100,000 and any multiple of $1,000 in excess thereof. The Debt Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers executing the same may determine with the approval of the Indenture Trustee as evidenced by the execution and authentication thereof.

         SECTION 2.04 EXECUTION OF DEBT SECURITIES.

         The Debt Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, Vice Chairman, President or Chief Financial Officer or one of its Executive Vice Presidents, Senior Vice Presidents or Vice Presidents, under its corporate seal (if legally required) which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Debt Securities as shall bear thereon a certificate of authentication substantially in the form herein before recited, executed by the Indenture Trustee or the Authenticating Agent by the manual signature of an authorized officer, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Indenture Trustee or the Authenticating Agent upon any Debt Security executed by the Company shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Debt Securities shall cease to be such officer before the Debt Securities so signed shall have been authenticated and delivered by the Indenture Trustee or the Authenticating Agent, or disposed of by the Company, such Debt Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debt Securities had not ceased to be such officer of the Company; and any Debt Security may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Debt Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Every Debt Security shall be dated the date of its authentication.

         SECTION 2.05  LEGENDS.

         (a) Except as permitted by subsection (b) of this Section 2.05, or as otherwise determined by the Company in accordance with applicable law, prior to the Resale Restriction Termination Date, each Debt Security shall bear the applicable legends relating to restrictions on transfer pursuant to the Securities Act and any other applicable securities laws in substantially the form set forth in Exhibit A hereto.

         (b) In the event of an Exchange Offer, the Company shall issue and the Indenture Trustee, upon receipt of a Company Order to do so, shall authenticate Exchange Securities in exchange for Initial Securities accepted for exchange in the Exchange Offer, which Exchange Securities shall not bear the legends required by subsection (a) of this Section 2.05, in each case, as determined by the Company, unless the holder of such Initial Securities is either (A) a broker-dealer who purchased such Initial Securities directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Initial Securities or (C) a Person who is an Affiliate of the Company or the Trust.

         SECTION 2.06  GLOBAL SECURITY.

         (a) In connection with a Dissolution Event,

                  (i) if any Capital Securities are held in book-entry form ("Book-Entry Capital Securities"), the Company shall execute and deliver to the Indenture Trustee a Like Amount of Global Securities and, upon presentment to the Indenture Trustee of Definitive Securities by the Institutional Trustee under the Declaration and receipt by the Indenture Trustee of a Company Order to do so, the Indenture Trustee shall (1) authenticate such Global Securities to be registered in the name of the Depositary, or its nominee, for crediting to the accounts of the Depositary's participants representing the beneficial owners of the Book-Entry Capital Securities tendered for exchange pursuant to the instructions of the Administrators and (2) promptly cancel such Definite Securities; and

                  (ii) if any Capital Securities are held in certificated form ("Non-Book Entry Capital Securities"), the Company shall execute and deliver to the Indenture Trustee a Like Amount of Definitive Securities and, upon presentment to the Indenture Trustee of Definitive Securities by the Institutional Trustee under the Declaration and receipt by the Indenture Trustee of a Company Order to do so, the Indenture Trustee shall (1) authenticate a Like Amount of Definitive Securities to be registered in the name of, and delivered to, (A) each holder of Non-Book-Entry Capital Securities presented by the Institutional Trustee, as certified to the Indenture Trustee, or (B) the Indenture Trustee, if and to the extent not so certified by the Institutional Trustee and (2) promptly cancel all Definitive Securities presented to it by such Institutional Trustee. Definitive Securities registered in the name of the Indenture Trustee in accordance with the preceding sentence shall be deemed to be represented by the Non-Book-Entry Capital Securities that have not been presented to the Institutional Trustee for exchange.

         (b) The Global Securities shall represent the aggregate amount of outstanding Debt Securities from time to time endorsed thereon; PROVIDED, HOWEVER, that the aggregate principal amount of outstanding Debt Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Debt Securities represented thereby shall be made by the Indenture Trustee, in accordance with instructions given by the Company pursuant to this Section 2.06.

         (c) The Global Securities may be transferred, in whole but not in part, only to the Depositary, to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

         (d) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and, in each case, a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Indenture Trustee, upon receipt of a Company Order to do so, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security or Securities, as applicable, in exchange for such Global Security or Securities, as applicable. If there is a Default or an Event of Default, the Depositary shall have the right to exchange the Global Security or Securities, as applicable, for Definitive Securities. In addition, at the Company's request, the Depositary may notify beneficial owners that they may request an exchange of their interests in a Global Security for Definitive Securities. In the event of such an Event of Default or such a request, the Company shall execute, and subject to Section 2.09, the Indenture Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company and a Company Order to do so, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security or Securities, as applicable, in exchange for such Global Security or Securities, as applicable. Upon the exchange of a Global Security for Definitive Securities, such Global Security, shall be canceled by the Indenture Trustee. Such Definitive Securities issued in exchange for the Global Security or Securities, as applicable shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee. The Indenture Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

         SECTION 2.07 COMPUTATION OF INTEREST.

         (a) The amount of interest payable for any Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         (b) Each Debt Security will bear interest at the Interest Rate (i) in the case of the initial Interest Period, for the period from, and including, the date of original issuance of such Debt Security to, but excluding, the initial Interest Payment Date and (ii) thereafter, for the period from, and including, the first day following the end of the preceding Interest Period to, but excluding, the applicable Interest Payment Date or, in the case of the last Interest Period, the related Optional Redemption Date, Special Redemption Date or Maturity Date, as applicable (each such period, an "Interest Period"), on the principal thereof, on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on Deferred Interest and on any overdue installment of interest (including Defaulted Interest), payable (subject to the provisions of Article XII) on each Interest Payment Date. Interest and any Deferred Interest on any Debt Security that is payable, and is punctually paid or duly provided for by the Company, on any Interest Payment Date shall be paid to the Person in whose name such Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, except that interest and any Deferred Interest payable on the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, shall be paid to the Person to whom principal is paid. In case (i) the Maturity Date of any Debt Security or
(ii) any Debt Security or portion thereof is called for redemption and the related Optional Redemption Date or the Special Redemption Date, as the case may be, is subsequent to the Regular Record Date with respect to any Interest Payment Date and either on or prior to such Interest Payment Date, interest on such Debt Security will be paid upon presentation and surrender of such Debt Security.

         (c) Any interest on any Debt Security, other than Deferred Interest, that is payable, but is not punctually paid or duly provided for by the Company, on any Interest Payment Date other than the Maturity Date, an Optional Redemption Date or the Special Redemption Date, as applicable (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant Regular Record Date by virtue of having been such holder, and such Defaulted Interest shall be paid by the Company to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Indenture Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt Security and the date of the proposed payment, and at the same time the Company shall deposit with the Indenture Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Indenture Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this paragraph. Thereupon the Indenture Trustee shall fix a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Indenture Trustee of the notice of the proposed payment. The Indenture Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Debt Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered on such special record date and thereafter the Company shall have no further payment obligation in respect of the Defaulted Interest.

         (d) Any interest scheduled to become payable on an Interest Payment Date occurring during an Extension Period shall not be Defaulted Interest and shall be payable on such other date as may be specified in the terms of such Debt Securities.

         (e) Subject to the foregoing provisions of this Section 2.07, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

         SECTION 2.08 EXTENSION OF INTEREST PAYMENT PERIOD.

         So long as no Event of Default has occurred and is continuing, the Company shall have the right, from time to time and without causing an Event of Default, to defer payments of interest on the Debt Securities by extending the interest payment period on the Debt Securities at any time and from time to time during the term of the Debt Securities, for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and further consecutive extensions thereof, is referred to herein as an "Extension Period"). No Extension Period may end on a date other than an Interest Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Interest Rate, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof. At the end of any Extension Period, the Company shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; PROVIDED, HOWEVER, that during any Extension Period, the Company shall be subject to the restrictions set forth in Section 3.08. Prior to the termination of any Extension Period, the Company may further extend such Extension Period, PROVIDED, THAT no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. The Company must give the Indenture Trustee notice of its election to begin or extend an Extension Period at least one Business Day prior to the Regular Record Date applicable to the next Interest Payment Date. The Indenture Trustee shall give notice of the Company's election to begin or extend an Extension Period to the Securityholders.

         SECTION 2.09 TRANSFER AND EXCHANGE.

         (a) The Company shall cause to be kept, at the office or agency maintained for the purpose of registration of transfer and for exchange, as provided in Section 3.02, the Debt Security Register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and transfer of all Debt Securities as provided in this Article II. The Debt Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

         Debt Securities to be exchanged may be surrendered at the Principal Office of the Indenture Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02, and the Company shall execute, the Company or the Indenture Trustee shall register and the Indenture Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange therefor, the Debt Security or Debt Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Debt Security at the Principal Office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.02, the Company shall execute, the Company or the Indenture Trustee shall register and the Indenture Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees, a new Debt Security for a like aggregate principal amount. Registration or registration of transfer of any Debt Security by the Indenture Trustee or by any agent of the Company appointed pursuant to
Section 3.02, and delivery of such Debt Security, shall be deemed to complete the registration or registration of transfer of such Debt Security.

         All Debt Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Indenture Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by, a written instrument or instruments of transfer in form satisfactory to the Company and either the Indenture Trustee or the Authenticating Agent duly executed by, the holder or such holder's attorney duly authorized in writing.

         (b) (i) Prior to the Resale Restriction Termination Date, the Initial Securities, and those Exchange Securities with respect to which any Person described in Section 2.05(b)(A), (B) or (C) is the beneficial owner may not be transferred except in compliance with the legend contained in Exhibit A unless otherwise determined by the Company in accordance with applicable law. Upon any distribution of the Debt Securities following a Dissolution Event, the Company and the Indenture Trustee shall enter into a supplemental indenture pursuant to
Section 9.01 to provide for the transfer restrictions and procedures with respect to the Debt Securities substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at such time.

                  (ii) The Debt Securities will be issued and may be transferred only in minimum denominations of $100,000 and multiples of $1,000 in excess thereof. Any attempted transfer of the Debt Securities in unauthorized denominations shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a holder of such Debt Securities for any purpose, including, but not limited to, the receipt of payments on such Debt Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Debt Securities.

         (c) To permit registrations of transfers and exchanges, the Company shall execute and the Indenture Trustee, upon receipt of a Company Order to do so, shall authenticate and deliver Definitive Securities and Global Securities at the request of the security registrar for the Debt Securities. All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

         Holders shall not be obligated to pay any service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith, other than exchanges of Debt Securities pursuant to
Section 2.11, 9.04 or 10.04 not involving any transfer.

         The Company shall not be required to: (i) issue, register the transfer of or exchange Debt Securities during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of redemption under Article X hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Debt Security so selected for redemption in whole or in part, except the nonredeemed portion of any Debt Security being redeemed in part.

         Prior to due presentment for the registration of a transfer of any Debt Security, the Indenture Trustee, the Company and any agent of the Indenture Trustee or the Company may deem and treat the Person in whose name any Debt Security is registered as the absolute owner and holder of such Debt Security for the purpose of receiving payment of principal of and premium, if any, and interest on such Debt Security and Liquidated Damages, if any, and none of the Indenture Trustee, the Company or any agents of the Indenture Trustee or the Company shall be affected by notice to the contrary.

         (d) The Initial Securities may be exchanged for Exchange Securities pursuant to the terms of the Exchange Offer. The Indenture Trustee shall make the exchange as follows:

         The Company shall present the Indenture Trustee with an Officers' Certificate certifying the following:

         (A) upon issuance of the Exchange Securities, the transactions contemplated by the Exchange Offer have been consummated; and

         (B) the principal amount of Initial Securities properly tendered in the Exchange Offer that are represented by a Global Security, the principal amount of Initial Securities properly tendered in the Exchange Offer that are represented by Definitive Securities, the name of each holder of such Definitive Securities and its principal amount and the name and address to which Definitive Securities representing Exchange Securities shall be registered and sent for each such holder.

         The Indenture Trustee, upon receipt of (i) such Officers' Certificate,
(ii) an Opinion of Counsel (x) to the effect that the Exchange Securities have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(q) of the Registration Rights Agreement and (iii) a Company Order to do so, shall authenticate (A) a Global Security representing Exchange Securities in aggregate principal amount equal to the aggregate principal amount of Initial Securities represented by a Global Security indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Securities representing Exchange Securities in aggregate principal amount equal to the aggregate principal amount of Initial Securities represented by Definitive Securities registered in the names and in the respective principal amounts indicated in such Officers' Certificate.

         Upon any properly tendered and accepted Initial Securities in the Exchange Offer that are represented by a Global Security, the Indenture Trustee shall make an endorsement on such Global Security for Initial Securities indicating a reduction in the principal amount represented thereby.

         The Indenture Trustee shall deliver such Definitive Securities representing Exchange Securities to the holders thereof as indicated in such Officers' Certificate.

         SECTION 2.10 MUTILATED, DESTROYED, LOST OR STOLEN DEBT SECURITIES.

         In case any Debt Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon receipt of a Company Order to do so the Indenture Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debt Security, or in lieu of and in substitution for the Debt Security so destroyed, lost or stolen. In every case the applicant for a substituted Debt Security shall furnish to the Company and the Indenture Trustee such security or indemnity as may be reasonably required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the

Indenture Trustee evidence to their reasonable satisfaction of the destruction, loss or theft of such Debt Security and of the ownership thereof.

         The Indenture Trustee may authenticate any such substituted Debt Security and deliver the same upon receipt of a Company Order to do so. Upon the issuance of any substituted Debt Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debt Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debt Security) if the applicant for such payment shall furnish to the Company and the Indenture Trustee such security or indemnity as may be reasonably required by them to save each of them harmless and, in case of destruction, loss or theft, evidence reasonably satisfactory to the Company and to the Indenture Trustee of the destruction, loss or theft of such Debt Security and of the ownership thereof.

         Every substituted Debt Security issued pursuant to the provisions of this Section 2.10 by virtue of the fact that any such Debt Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities duly issued hereunder. All Debt Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.11 TEMPORARY SECURITIES.

         Pending the preparation of Definitive Securities, the Company may execute, and upon receipt of a Company Order to do so, the Indenture Trustee shall authenticate and make available for delivery, temporary Debt Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the proper officers of the Company executing such Debt Securities may determine, as conclusively evidenced by their execution of such Debt Securities.

         If temporary Debt Securities are issued, the Company shall cause Definitive Securities to be prepared without unreasonable delay. The Definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the proper officers of the Company executing such Definitive Securities. After the preparation of Definitive Securities, the temporary Debt Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Debt Securities at the office or agency maintained by the Company for such purpose pursuant to Section 3.02, without charge to the holder thereof. Upon surrender for cancellation of any one or more temporary Debt Securities, the Company shall execute, and the Indenture Trustee, upon receipt of a Company Order to do so, shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Securities in any authorized denomination. Until so exchanged, the temporary Debt Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

         SECTION 2.12 CANCELLATION.

         All Debt Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company or any Paying Agent, be surrendered to the Indenture Trustee and promptly canceled by it, or, if surrendered to the Indenture Trustee or any Authenticating Agent, shall be promptly canceled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Debt Securities canceled by any Authenticating Agent shall be delivered to the Indenture Trustee. The Indenture Trustee shall destroy all canceled Debt Securities unless the Company otherwise directs the Indenture Trustee in writing, in which case the Indenture Trustee shall dispose of such Debt Securities as directed by the Company. If the Company shall acquire any of the Debt Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are surrendered to the Indenture Trustee for cancellation.

         SECTION 2.13 CUSIP NUMBERS.

         The Company in issuing the Debt Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Indenture Trustee of any change in the CUSIP numbers.

                                  ARTICLE III
                       PARTICULAR COVENANTS OF THE COMPANY

         SECTION 3.01 PAYMENT OF PRINCIPAL AND INTEREST: AGREED TREATMENT OF THE DEBT SECURITIES.

         (a) The Company covenants and agrees that it will duly and punctually pay or cause to be paid all payments due in respect of the Debt Securities at the place, at the respective times and in the manner provided in this Indenture and the Debt Securities, including, without limitation, Liquidated Damages, if any, on the dates and in the manner required under the Registration Rights Agreement or the Liquidated Damages Agreement. Payment of the principal of and premium, if any, and interest and Liquidated Damages, if any, on the Debt Securities due on the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, will be made by the Company in immediately available funds against presentation and surrender of such Debt Securities. At the option of the Company, each installment of interest and Liquidated Damages, if any, on the Debt Securities due on an Interest Payment Date other than the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, may be paid (i) by mailing checks for such interest payable to the order of the holders of Debt Securities entitled thereto as they appear on the Debt Security Register or (ii) by wire transfer of immediately available funds to any account with a banking institution located in the United States designated by such holders to the Paying Agent no later than the related record date. Notwithstanding anything to the contrary contained in this Indenture or any Debt Security, all payments in respect of the particular Debt Security shall be made by the Company in immediately available funds when due for any Definitive Security that is held by the Trust or the Institutional Trustee of the Trust or for any Global Security.

         (b) The Company will treat the Debt Securities as indebtedness, and the interest payable in respect of such Debt Securities as interest, for all U.S. federal income tax purposes. All payments in respect of such Debt Securities will be made free and clear of U.S. withholding tax to any beneficial owner thereof that has provided an Internal Revenue Service Form W-8 BEN (or any substitute or successor form) establishing its non-U.S. status for U.S. federal income tax purposes.

         (c) As of the date of this Indenture, the Company represents that it has no intention to exercise its right under Section 2.08 to defer payments of interest on the Debt Securities by commencing an Extension Period.

         (d) As of the date of this Indenture, the Company represents that the likelihood that it would exercise its right under Section 2.08 to defer payments of interest on the Debt Securities by commencing an Extension Period at any time during which the Debt Securities are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase or make a liquidation payment with respect to, any of its outstanding equity and on the Company's ability to make any payments of principal of or premium, if any, or interest or Liquidated Damages, if any, on or, repurchase or redeem, any of its debt securities that rank PARI PASSU in all respects with or junior in interest to the Debt Securities.

         SECTION 3.02 OFFICES FOR NOTICES AND PAYMENTS, ETC.

         So long as any of the Debt Securities remain outstanding, the Company will maintain in Wilmington, Delaware or in New York, New York an office or agency where the Debt Securities may be presented for payment, an office or agency where the Debt Securities may be presented for registration of transfer and for exchange as provided in this Indenture and an office or agency where notices and demands to or upon the Company in respect of the Debt Securities or of this Indenture may be served. The Company will give to the Indenture Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Indenture Trustee, or specified as contemplated by Section 2.09, such office or agency for all of the above purposes shall be the Principal Office of the Indenture Trustee. In case the Company shall fail to maintain any such office or agency in Wilmington, Delaware or in New York, New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Indenture Trustee.

         In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside Wilmington, Delaware or New York, New York where the Debt Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in Wilmington, Delaware or in New York, New York for the purposes above mentioned. The Company will give to the Indenture Trustee prompt written notice of any such designation or rescission thereof.

         SECTION 3.03 APPOINTMENTS TO FILL VACANCIES IN INDENTURE TRUSTEE'S OFFICE.

         The Company, whenever necessary to avoid or fill a vacancy in the office of Indenture Trustee, will appoint, in the manner provided in Section 6.10, a Indenture Trustee, so that there shall at all times be a Indenture Trustee hereunder.

         SECTION 3.04 PROVISION AS TO PAYING AGENT.

         (a) The Company hereby initially appoints the Indenture Trustee to act as Paying Agent for the Debt Securities (the "Paying Agent"). If the Company shall appoint a Paying Agent other than the Indenture Trustee with respect to the Debt Securities, it will cause such Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such agent shall agree with the Indenture Trustee, subject to the provisions of this Section 3.04,

         (1) that it will hold all sums held by it as such agent for the payment of all payments due on the Debt Securities (whether such sums have been paid to it by the Company or by any other obligor on the Debt Securities) in trust for the benefit of the holders of the Debt Securities;

         (2) that it will give the Indenture Trustee prompt written notice of any failure by the Company (or by any other obligor on the Debt Securities) to make any payment on the Debt Securities when the same shall be due and payable; and

         (3) that it will, at any time during the continuance of any Event of Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

         (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the payments due on the Debt Securities, set aside, segregate and hold in trust for the benefit of the holders of the Debt Securities a sum sufficient to make such payments so becoming due and will notify the Indenture Trustee in writing of any failure to take such action and of any failure by the Company (or by any other obligor under the Debt Securities) to make any payment on the Debt Securities when the same shall become due and payable.

         Whenever the Company shall have one or more Paying Agents for the Debt Securities, it will, on or prior to each due date of the payments on the Debt Securities, deposit with a Paying Agent a sum sufficient to pay all payments so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Indenture Trustee) the Company shall promptly notify the Indenture Trustee in writing of its action or failure to act.

         (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Debt Securities hereunder, or for any other reason, pay or direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Indenture Trustee upon the same terms and conditions herein contained.

         (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 12.03 and 12.04.

         SECTION 3.05 CERTIFICATE TO INDENTURE TRUSTEE.

         The Company will deliver to the Indenture Trustee on or before 120 days after the end of each fiscal year of the Company, commencing with the first fiscal year ending after the date hereof, so long as Debt Securities are outstanding hereunder, an Officers' Certificate, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants of the Company contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

         SECTION 3.06 ADDITIONAL AMOUNTS.

         If and for so long as the Trust is the holder of all Debt Securities and is subject to or otherwise required to pay (or is required to withhold from distributions to holders of Trust Securities) any additional taxes (including withholding taxes), duties, assessments or other governmental charges as a result of a Tax Event, the Company will pay such additional amounts (the "Additional Amounts") on the Debt Securities or the Trust Securities, as the case may be, as shall be required so that the net amounts received and retained by the holders of Debt Securities or Trust Securities, as the case may be, after payment of all taxes (including withholding taxes), duties, assessments or other governmental charges, will be equal to the amounts that such holders would have received and retained had no such taxes (including withholding taxes), duties, assessments or other governmental charges been imposed.

         Whenever in this Indenture or the Debt Securities there is a reference in any context to the payment of principal of or premium, if any, or interest and Liquidated Damages, if any, on the Debt Securities such mention shall be deemed to include mention of payments of the Additional Amounts provided for in this Section 3.06 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this
Section 3.06 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made, PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained in this Indenture or any Debt Security, the deferral of the payment of interest during an Extension Period pursuant to Section 2.08 shall not defer the payment of any Additional Amounts that may be due and payable.

         SECTION 3.07 COMPLIANCE WITH CONSOLIDATION PROVISIONS.

         The Company will not, while any of the Debt Securities remain outstanding, consolidate with, or merge into any other Person, or merge into itself, or sell, convey, transfer or otherwise dispose of all or substantially all of its property and assets to any other Person unless the provisions of
Article XI hereof are complied with.

         SECTION 3.08 LIMITATION ON DIVIDENDS.

         If (i) there shall have occurred and be continuing a Default or an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee or (iii) the Company shall have given notice of its election to defer payments of interest on the Debt Securities by extending the interest payment period as provided in Section 2.08 and such period, or any extension thereof, shall have commenced and be continuing, then the Company may not (A) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (B) make any payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on or repay, repurchase or redeem any debt securities of the Company that rank PARI PASSU or junior in interest in all respects with the Debt Securities or (C) make any payment under any guarantees of the Company that rank PARI PASSU or junior in interest in all respects with the Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (I) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (II) in connection with a dividend reinvestment or stockholder stock purchase plan or (III) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the occurrence of (i), (ii) or (iii) above, (b) as a result of any exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior in interest to such stock).

         SECTION 3.09 COVENANTS AS TO DIME COMMUNITY CAPITAL TRUST I.

         For so long as such Trust Securities remain outstanding, the Company
(i) will maintain 100% direct or indirect ownership of the Common Securities of the Trust; PROVIDED, HOWEVER, that any successor of the Company, permitted pursuant to Article XI, may succeed to the Company's ownership of such Common Securities, (ii) will use commercially reasonable efforts to cause the Trust (a) to remain a statutory trust, except in connection with a distribution of Debt Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities, or mergers, consolidations or amalgamations, each as permitted by the Declaration and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes and (iii) will use commercially reasonable efforts to cause each holder of the Trust Securities to be treated as owning an undivided beneficial interest in the Debt Securities.

         SECTION 3.10 PAYMENT OF EXPENSES.

         In connection with the offering, sale and issuance of the Debt Securities to the Trust and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Debt Securities, shall:

                  (a) pay, or cause to be paid on its behalf, all costs and expenses relating to the offering, sale and issuance of the Debt Securities, including fees and expenses in connection with any Exchange Offer, filing of a shelf registration statement or other action to be taken pursuant to the Registration Rights Agreement and Liquidated Damages Agreement and compensation of the Indenture Trustee in accordance with the provisions of Section 6.06;

                  (b) pay, or cause to be paid on its behalf, all costs and expenses of the Trust, including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions payable to the Initial Purchaser pursuant to the Purchase Agreement in connection therewith), the fees and expenses of the Indenture Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trust;

                  (c) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration, this Indenture and the Guarantee;

                  (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust; and

                  (e) pay all other fees, expenses, debts and obligations (other than in respect of the Trust Securities) related to the Trust.

         SECTION 3.11 PAYMENT UPON RESIGNATION OR REMOVAL.

         Upon termination of this Indenture or the removal or resignation of the Indenture Trustee, unless otherwise stated, the Company shall pay to the Indenture Trustee all amounts accrued and owing to the Indenture Trustee to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Institutional Trustee under the Declaration, as the case may be, pursuant to Section 5.7 of the Declaration, the Company shall pay to the Delaware Trustee or the Institutional Trustee, as the case may be, all amounts accrued and owing to such trustee(s) to the date of such termination, removal or resignation.

                                   ARTICLE IV
                   LIST OF SECURITYHOLDERS AND REPORTS BY THE
                        COMPANY AND THE INDENTURE TRUSTEE

         SECTION 4.01 LIST OF SECURITYHOLDERS.

         The Company covenants and agrees that it will furnish or cause to be furnished to the Indenture Trustee:

                  (a) on each Regular Record Date for an Interest Payment Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Securityholders of the Debt Securities as of such record date; and

                  (b) at such other times as the Indenture Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, no such lists need be furnished so long as the Indenture Trustee is in possession thereof by reason of its acting as Debt Securities registrar.

         SECTION 4.02 PRESERVATION AND DISCLOSURE OF LISTS.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Debt Securities (i) contained in the most recent list furnished to it as provided in Section 4.01 or (ii) received by it in the capacity of Debt Securities registrar (if so acting) hereunder. The Indenture Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

         (b) In case three or more holders of Debt Securities (hereinafter referred to as "applicants") apply in writing to the Indenture Trustee and furnish to the Indenture Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debt Securities or with holders of all Debt Securities with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                  (1) afford such applicants access to the information preserved at the time by the Indenture Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

                  (2) inform such applicants as to the approximate number of holders of all Debt Securities whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Indenture Trustee shall elect not to afford such applicants access to such information, the Indenture Trustee shall, upon the written request of such applicants, mail to each Securityholder of Debt Securities whose name and address appear in the information preserved at the time by the Indenture Trustee in accordance with the provisions of subsection (a) of this
Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Indenture Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender, the Indenture Trustee shall mail to such applicants and file with the Commission, if permitted or required by applicable law, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Indenture Trustee, such mailing would be contrary to the best interests of the holders of all Debt Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission as permitted or required by applicable law, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Indenture Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Indenture Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Indenture Trustee that none of the Company, the Indenture Trustee or any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debt Securities in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

         SECTION 4.03 REPORTS BY THE COMPANY.

         (a) The Company covenants and agrees to file with the Indenture Trustee, within 15 days after the date on which the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to provide to the Indenture Trustee, such of the supplementary and periodic information, documents and reports which would have been required pursuant to Section 13 of the Exchange Act in respect of a debt security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. The Company also covenants and agrees to comply with the provisions of Section 314(a) of the Trust Indenture Act.

         (b) The Company covenants and agrees to file with the Indenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         (c) The Company covenants and agrees to transmit by mail to all holders of Debt Securities, as the names and addresses of such holders appear upon the Debt Security Register, within 30 days after the filing thereof with the Indenture Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this
Section 4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

         (d) Delivery of such reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officers' Certificates).

         (e) So long as is required for an offer or sale of the Debt Securities to qualify for an exemption under Rule 144A under the Securities Act, the Company shall, upon request, provide the information required by clause (d)(4) thereunder to each Securityholder and to each beneficial owner and prospective purchaser of Debt Securities identified by each Securityholder of Restricted Securities, unless such information is furnished to the Commission pursuant to
Section 13 or 15(d) of the Exchange Act.

         SECTION 4.04 REPORTS BY THE INDENTURE TRUSTEE.

         (a) The Indenture Trustee shall transmit to Securityholders such reports concerning the Indenture Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Indenture Trustee shall, within 60 days after the date hereof, and no later than the anniversary date hereof in each succeeding year, deliver to Securityholders a brief report, dated as of each such date, which complies with the provisions of such Section 313(a).

         (b) A copy of each report transmitted to Securityholders shall, at the time of such transmission, be filed by the Indenture Trustee with each stock exchange, if any, upon which the

Debt Securities are listed, with the Commission and with the Company. The Company will promptly notify the Indenture Trustee when the Debt Securities are listed on any stock exchange.

                                   ARTICLE V
                      REMEDIES OF THE INDENTURE TRUSTEE AND
                      SECURITYHOLDERS UPON EVENT OF DEFAULT

         SECTION 5.01 EVENTS OF DEFAULT.

         The following events shall be "Events of Default" with respect to the Debt Securities:

         (a) the Company defaults in the payment of any interest or Liquidated Damages, if any, on any Debt Security when it becomes due and payable, and continuance of such default for a period of 30 days; for the avoidance of doubt, an extension of any interest payment period by the Company in accordance with
Section 2.08 of this Indenture shall not constitute a default under this clause 5.01(a); or

         (b) the Company defaults in the payment of all or any part of the principal of (or premium, if any, on) any Debt Securities as and when the same shall become due and payable, whether at maturity, upon redemption, by acceleration of maturity pursuant to this Section 5.01 or otherwise; or

         (c) the Company defaults in the performance of, or breaches, any of its covenants or agreements in Sections 3.06, 3.07, 3.08 or 3.09 of this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Indenture Trustee or to the Company and the Indenture Trustee by the holders of not less than 25% in aggregate principal amount of the outstanding Debt Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, Custodian, trustee, sequestrator or other similar official of the Company or for any substantial part of its property, or orders the winding-up or liquidation of its affairs and such decree, appointment or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, Custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

         (f) the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (1) the distribution of the Debt Securities to holders of the Trust Securities in liquidation of their interests in the Trust, (2) the redemption of all of the outstanding Trust Securities or (3) mergers, consolidations or amalgamations, each as permitted by the Declaration.

         If an Event of Default specified under clause (a), (b) or (c) of this
Section 5.01 occurs and is continuing with respect to the Debt Securities, then, in each and every such case, either the Indenture Trustee or the holders of not less than 25% in aggregate principal amount of the Debt Securities then outstanding hereunder, by notice in writing to the Company (and to the Indenture Trustee if given by Securityholders), may declare the entire principal amount of the Debt Securities and any premium and interest accrued, but unpaid, thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified under clause (d), (e) or (f) of this Section 5.01 occurs, then, in each and every such case, the entire principal amount of the Debt Securities and any premium and interest accrued, but unpaid, thereon shall IPSO FACTO become immediately due and payable without further action.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Debt Securities shall have become due by acceleration and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Indenture Trustee a sum sufficient to pay all matured installments of interest upon all the Debt Securities and all payments on the Debt Securities which shall have become due otherwise than by acceleration (with interest upon all such payments and Deferred Interest, to the extent permitted by law) and such amount as shall be sufficient to cover reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, their respective agents, attorneys and counsel, and all other amounts due to the Indenture Trustee pursuant to Section 6.06, if any, and (ii) all Events of Default under this Indenture, other than the non-payment of the payments in respect of Debt Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in each and every such case, the holders of a majority in aggregate principal amount of the Debt Securities then outstanding, by written notice to the Company and to the Indenture Trustee, may waive all defaults and rescind and annul such acceleration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon; PROVIDED, HOWEVER, that if the Debt Securities are held by the Trust or a trustee of the Trust, such waiver or rescission and annulment shall not be effective until the holders of a majority in aggregate Liquidation Amount of the outstanding Capital Securities of the Trust shall have consented to such waiver or rescission and annulment.

         In case the Indenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Company, the Indenture Trustee and the holders of the Debt Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Indenture Trustee and the holders of the Debt Securities shall continue as though no such proceeding had been taken.

         SECTION 5.02 PAYMENT OF DEBT SECURITIES ON DEFAULT; SUIT THEREFOR.

         The Company covenants that upon the occurrence of an Event of Default pursuant to clause (a) or (b) of Section 5.01 and upon demand of the Indenture Trustee, the Company will pay to the Indenture Trustee, for the benefit of the holders of the Debt Securities, the whole amount that then shall have become due and payable on all Debt Securities, including Deferred Interest accrued on the Debt Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Indenture Trustee, its agents, attorneys and counsel, and any other amounts due to the Indenture Trustee under Section 6.06. In case the Company shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Debt Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Debt Securities wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debt Securities under Bankruptcy Law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Debt Securities, or to the creditors or property of the Company or such other obligor, the Indenture Trustee, irrespective of whether the principal of the Debt Securities shall then be due and payable as therein expressed or by acceleration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debt Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all other amounts due to the Indenture Trustee under Section 6.06) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debt Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Debt Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Indenture Trustee under Section 6.06.

         Nothing herein contained shall be construed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities, may be enforced by the Indenture Trustee without the possession of any of the Debt Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debt Securities.

         In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the holders of the Debt Securities, and it shall not be necessary to make any holders of the Debt Securities parties to any such proceedings.

         SECTION 5.03 APPLICATION OF MONEYS COLLECTED BY INDENTURE TRUSTEE.

         Any moneys collected by the Indenture Trustee shall be applied in the following order, at the date or dates fixed by the Indenture Trustee for the distribution of such moneys, upon presentation of the Debt Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         First: To the payment of costs and expenses incurred by, and reasonable fees of the Indenture Trustee and its agents and attorneys and all other amounts due to the Indenture Trustee under Section 6.06;

         Second: To the payment of all Senior Debt of the Company if and to the extent required by Article XV;

         Third: To the payment of the amounts then due and unpaid upon the Debt Securities in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due on such Debt Securities for principal, premium, if any, interest and Liquidated Damages, if any, respectively; and

         Fourth:  To the Company.

         SECTION 5.04 PROCEEDINGS BY SECURITYHOLDERS.

         (a) Except as provided in Section 5.04(c) below, no holder of any Debt Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Indenture Trustee written notice of the occurrence and continuance of an Event of Default with respect to the Debt Securities specifying such Event of

Default, and (ii) the holders of not less than 25% in aggregate principal amount of the Debt Securities then outstanding shall have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the holder of every Debt Security with every other holder and the Indenture Trustee, that no holder of Debt Securities shall have any right in any manner whatsoever by virtue of or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debt Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debt Securities.

         (b) Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Debt Security to receive payment of the principal of and premium, if any, and interest and Liquidated Damages, if any, on such Debt Security, when due or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder. For the protection and enforcement of the provisions of this Section 5.04, each and every Securityholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

         (c) The Company acknowledges that, with respect to any Debt Securities held by the Trust or a trustee of such Trust, if the trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Debt Securities held as the assets of the Trust, any holder of Capital Securities may institute legal proceedings, subject to Section 5.08, directly against the Company to enforce such trustee's rights under this Indenture without first instituting any legal proceedings against such trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or premium, if any, or interest or Liquidated Damages, if any, on the Debt Securities when due, the Company acknowledges that each holder of Capital Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of and premium, if any, or interest or Liquidated Damages, if any, on the Debt Securities having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such holder on or after the respective due date specified in the Debt Securities; it being understood that references to due dates shall include an Optional Redemption Date or the Special Redemption Date, as the case may be.

         SECTION 5.05 PROCEEDINGS BY INDENTURE TRUSTEE.

         In case an Event of Default occurs with respect to Debt Securities and is continuing, the Indenture Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this

Indenture, or to enforce any other legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         SECTION 5.06 REMEDIES CUMULATIVE AND CONTINUING.

         Except as otherwise provided in Section 2.10, all powers and remedies given by this Article V to the Indenture Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Indenture Trustee or the holders of the Debt Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Debt Securities, and no delay or omission of the Indenture Trustee or of any holder of any of the Debt Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Indenture Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Indenture Trustee or by the Securityholders.

         SECTION 5.07 RESTORATION OF RIGHTS AND REMEDIES.

         If the Indenture Trustee or any holder of the Debt Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such holder of the Debt Securities, then and in every such case the Company, the Indenture Trustee and the holder of the Debt Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the holders of the Debt Securities shall continue as though no such proceeding had been instituted.

         SECTION 5.08 DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF SECURITYHOLDERS.

         The holders of a majority in aggregate principal amount of the Debt Securities affected at the time outstanding and, if the Debt Securities are held by the Trust or a trustee of the Trust, the holders of a majority in aggregate Liquidation Amount of the outstanding Capital Securities of the Trust shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to such Debt Securities; PROVIDED, HOWEVER, that if the Debt Securities are held by the Trust or a trustee of the Trust, such time, method and place or such exercise, as the case may be, may not be so directed until the holders of a majority in aggregate Liquidation Amount of the outstanding Capital Securities of the Trust shall have directed such time, method and place or such exercise, as the case may be; PROVIDED, FURTHER, that (subject to the provisions of Section 6.01) the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee in good faith shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Indenture Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if a Responsible Officer of the Indenture Trustee shall determine that the action or proceedings so directed would involve the Indenture Trustee in personal liability. Prior to any declaration of acceleration, or IPSO FACTO acceleration, of the maturity of the Debt Securities, the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding may on behalf of the holders of all of the Debt Securities waive (or modify any previously granted waiver of) any past Default or Event of Default and its consequences, except a default:

         (a) in the payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on any of the Debt Securities (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee),

         (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Debt Security affected, or

         (c) in respect of the covenants contained in Section 3.09;

PROVIDED, HOWEVER, that if the Debt Securities are held by the Trust or a trustee of the Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate Liquidation Amount of the outstanding Capital Securities of the Trust shall have consented to such waiver or modification to such waiver; PROVIDED, FURTHER, that if the consent of the holder of each outstanding Debt Security is required, such waiver or modification to such waiver shall not be effective until each holder of the outstanding Capital Securities of the Trust shall have consented to such waiver or modification to such waiver. Upon any such waiver or modification to such waiver, the Default or Event of Default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Indenture Trustee and the holders of the Debt Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver or modification to such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 5.08, said Default or Event of Default shall for all purposes of the Debt Securities and this Indenture be deemed to have been cured and to be not continuing.

         SECTION 5.09 NOTICE OF DEFAULTS.

         (a) The Indenture Trustee shall, within 90 days after the occurrence of a Default with respect to the Debt Securities actually known to a Responsible Officer of the Indenture Trustee, mail to all Securityholders, as the names and addresses of such holders appear upon the Debt Security Register, notice of all such Defaults, unless such Default shall have been cured before the giving of such notice (the term "Default" for the purpose of this Section 5.09 being hereby defined to be any of the events specified in clauses (a), (b), (c), (d),
(e) and (f) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); PROVIDED, HOWEVER, that, except in the case of Default in the payment of the principal of or premium, if any, or interest or Liquidated Damages, if any, on any of the Debt Securities, the Indenture Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Indenture Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders.

         (b) Within ten Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall transmit notice of such Event of Default to all Securityholders as their names and addresses appear on the Debt Security Register, unless such Event of Default shall have been cured or waived.

         SECTION 5.10 UNDERTAKING TO PAY COSTS.

         All parties to this Indenture agree, and each holder of any Debt Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and, that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.10 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Debt Securities outstanding, or if such Debt Securities are held by the Trust or a trustee of the Trust, more than 10% in Liquidation Amount of the outstanding Capital Securities, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or premium, if any, or interest or Liquidated Damages, if any, on any Debt Security against the Company on or after the same shall have become due and payable or to any suit instituted in accordance with
Section 5.04(c).

                                   ARTICLE VI
                        CONCERNING THE INDENTURE TRUSTEE

         SECTION 6.01 DUTIES AND RESPONSIBILITIES OF INDENTURE TRUSTEE.

         With respect to the holders of the Debt Securities issued hereunder, the Indenture Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct or bad faith, except that:

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of such Events of Default which may have occurred,

                  (1) the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, and the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (2) in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificate or opinion which by any provision hereof is specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine only whether or not it conforms on its face to the requirements of this Indenture;

                  (b) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Securityholders pursuant to Section 5.08, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

                  (d) the Indenture Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Debt Securities unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Indenture Trustee by the Company or any other obligor on the Debt Securities or by any holder of the Debt Securities, except that the Indenture Trustee shall be deemed to have knowledge of any Event of Default pursuant to Sections 5.01(a) or 5.01(b) hereof (other than an Event of Default resulting from the default in the payment of Additional Amounts or Liquidated Damages if the Indenture Trustee does not have actual knowledge or written notice that such payment is due and payable)
                           .

         None of the provisions contained in this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

         SECTION 6.02 RELIANCE ON DOCUMENTS, OPINIONS, ETC.

         Except as otherwise provided in Section 6.01:

                  (a) the Indenture Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Indenture Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Indenture Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel; and the Indenture Trustee shall have the right at any time to seek instructions concerning the administration of this Indenture from any court of competent jurisdiction.

                  (d) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Indenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived), to exercise with respect to the Debt Securities such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Debt Securities affected thereby; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

                  (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

         SECTION 6.03 NO RESPONSIBILITY FOR RECITALS, ETC.

         The recitals contained herein and in the Debt Securities (except in the certificate of authentication of the Indenture Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and the Indenture Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Indenture Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Debt Securities. The Indenture Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds of any Debt Securities authenticated and delivered by the Indenture Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

         SECTION 6.04 INDENTURE TRUSTEE, AUTHENTICATING AGENT, PAYING AGENTS, TRANSFER AGENTS AND REGISTRAR MAY OWN DEBT SECURITIES.

         The Indenture Trustee or any Authenticating Agent or any Paying Agent or any transfer agent or any security registrar for the Debt Securities, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not Indenture Trustee, Authenticating Agent, Paying Agent, transfer agent or security registrar for the Debt Securities.

         SECTION 6.05 MONEYS TO BE HELD IN TRUST.

         Subject to the provisions of Section 12.04, all moneys received by the Indenture Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Indenture Trustee and any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys, if any, shall be paid from time to time to the Company upon a Company Order.

         SECTION 6.06 COMPENSATION AND EXPENSES OF INDENTURE TRUSTEE.

         The Company, as issuer of Debt Securities under this Indenture, covenants and agrees to pay to the Indenture Trustee from time to time, and the Indenture Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Indenture Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Indenture Trustee upon its written request for all documented reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance that arises from its negligence, willful misconduct, or bad faith. The Company also covenants to indemnify each of the Indenture Trustee (including in its individual capacity) and any predecessor Indenture Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, action, suit, liability or expense including taxes (other than taxes based on the income of the Indenture Trustee), arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability, except to the extent such loss, damage, claim, liability or expense results from the negligence, willful misconduct, or bad faith of such indemnitee. The obligations of the Company under this Section 6.06 to compensate and indemnify the Indenture Trustee and to pay or reimburse the Indenture Trustee for documented expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities upon all property and funds held or collected by the Indenture Trustee as such, except funds held in trust for the benefit of the holders of particular Debt Securities.

         Without prejudice to any other rights available to the Indenture Trustee under applicable law, when the Indenture Trustee incurs expenses or renders services in connection with an Event of Default as specified in clause
(d), (e) or (f) of Section 5.01, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for its services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section 6.06 shall survive the resignation or removal of the Indenture Trustee and the defeasance or other termination of this Indenture.

         Notwithstanding anything in this Indenture or any Debt Security to the contrary, the Indenture Trustee shall have no obligation whatsoever to advance funds to pay any principal of or premium, if any, or interest or Liquidated Damages, if any, on or other amounts with respect to the Debt Securities or otherwise advance funds to or on behalf of the Company.

         SECTION 6.07 OFFICERS' CERTIFICATE AS EVIDENCE.

         Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence, willful misconduct or bad faith on the part of the Indenture Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Indenture Trustee, and such Officers' Certificate, in the absence of negligence, willful misconduct or bad faith on the part of the Indenture Trustee, shall be full authorization to the Indenture Trustee for any action taken or omitted by it under the provisions of this Indenture in reliance theron.

         SECTION 6.08 CONFLICTING INTEREST OF INDENTURE TRUSTEE.

         If the Indenture Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Indenture Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         SECTION 6.09 ELIGIBILITY OF INDENTURE TRUSTEE.

         The Indenture Trustee hereunder shall at all times be a U.S. Person that is a banking corporation or national association organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Indenture Trustee.

         In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

         SECTION 6.10 RESIGNATION OR REMOVAL OF INDENTURE TRUSTEE.

         (a) The Indenture Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof, at the Company's expense, to the holders of the Debt Securities at their addresses as they shall appear on the Debt Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees, in accordance with the provisions of Section 6.09, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Indenture Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Debt Security for at least six months may, subject to the provisions of Section 5.10, on behalf of such Securityholder and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b)      In case at any time any of the following shall occur:

                  (1) the Indenture Trustee shall fail to comply with the provisions of Section 6.09 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities for at least six months, or

                  (2) the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities for at least six months, or

                  (3) the Indenture Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Indenture Trustee and appoint a successor trustee, in accordance with the provisions of Section 6.09, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.10, if no successor trustee shall have been so appointed and have accepted appointment within 60 days of the occurrence of (1), (2) or (3) above, any Securityholder who has been a bona fide holder of a Debt Security for at least six months may, on behalf of such Securityholder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Indenture Trustee and appoint a successor trustee.

         (c) Upon prior written notice to the Company and the Indenture Trustee, the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding may at any time remove the Indenture Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within ten Business Days after written notification of such nomination the Company objects thereto. If no successor trustee shall have been so appointed and shall have accepted appointment within 60 days after such removal, the Indenture Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         (d) Any resignation or removal of the Indenture Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

         SECTION 6.11 ACCEPTANCE BY SUCCESSOR INDENTURE TRUSTEE; SUPPLEMENTAL INDENTURE.

         Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all of the rights, powers, trusts and duties of the retiring trustee shall be vested in the successor trustee, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; PROVIDED, HOWEVER, that, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of all amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

         No successor trustee shall accept appointment as provided in this
Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

         In no event shall a retiring trustee be liable for the acts or omissions of any successor trustee hereunder.

         Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Debt Securities at their addresses as they shall appear on the Debt Security Register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         SECTION 6.12 SUCCESSION BY MERGER, ETC.

         Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, PROVIDED, THAT such corporation shall be otherwise eligible and qualified under this Article VI.

         In case any Debt Securities shall have been authenticated but not delivered at the time such successor to the Indenture Trustee shall succeed to the trusts created by this Indenture, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Debt Securities or this Indenture elsewhere provides that the certificate of the Indenture Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Indenture Trustee or authenticate Debt Securities in the name of any predecessor Indenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 6.13 LIMITATION ON RIGHTS OF INDENTURE TRUSTEE AS A CREDITOR.

         The Indenture Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. An Indenture Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

         SECTION 6.14 AUTHENTICATING AGENTS.

         There may be one or more Authenticating Agents appointed by the Indenture Trustee upon the request of the Company with power to act on the Indenture Trustee's behalf and subject to the Indenture Trustee's direction in the authentication and delivery of Debt Securities issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Debt Securities; PROVIDED, HOWEVER, that the Indenture Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Debt Securities. Any such Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such Person publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, it shall resign immediately in the manner and with the effect herein specified in this Section 6.14.

         Any Person into which any Authenticating Agent may be merged, converted or with which it may be consolidated, or any Person resulting from any merger or conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor Person is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and to the Company. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Indenture Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Securityholders as the names and addresses of such holders appear on the Debt Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

         The Company, as issuer of the Debt Securities, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Indenture Trustee.

                                  ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

         SECTION 7.01 ACTION BY SECURITYHOLDERS.

         Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debt Securities or aggregate Liquidation Amount of the Capital Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument (including by way of electronic transmission) or any number of instruments of similar tenor executed by such Securityholders or holders of Capital Securities, as the case may be, in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Debt Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of
Article VIII or of such holders of Capital Securities duly called and held in accordance with the provisions of the Declaration, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders or holders of Capital Securities, as the case may be, or (d) by any other method the Indenture Trustee deems satisfactory.

         If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such Debt Securities for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Debt Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, and for that purpose the outstanding Debt Securities shall be computed as of the record date; PROVIDED, HOWEVER, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         SECTION 7.02 PROOF OF EXECUTION BY SECURITYHOLDERS.

         Subject to the provisions of Sections 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Indenture Trustee or in such manner as shall be satisfactory to the Indenture Trustee. The ownership of Debt Securities shall be proved by the Debt Security Register or by a certificate of the security registrar for the Debt Securities. The Indenture Trustee may require such additional proof of any matter referred to in this Section 7.02 as it shall deem necessary.

         The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

         SECTION 7.03 WHO ARE DEEMED ABSOLUTE OWNERS.

         Prior to due presentment for registration of transfer of any Debt Security, the Company, the Indenture Trustee, any Authenticating Agent, any Paying Agent, any transfer agent and any security registrar for the Debt Securities may deem the person in whose name such Debt Security shall be registered upon the Debt Security Register to be, and may treat such Person as, the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest and Liquidated Damages, if any, on such Debt Security and for all other purposes; and none of the Company, the Indenture Trustee, any Authenticating Agent, any Paying Agent, any transfer agent or any security registrar for the Debt Securities shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon such holder's order shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debt Security.

         SECTION 7.04 DEBT SECURITIES OWNED BY COMPANY DEEMED NOT OUTSTANDING.

         In determining whether the holders of the requisite aggregate principal amount of Debt Securities have concurred in any direction, consent or waiver under this Indenture, Debt Securities that are owned by the Company or any other obligor on the Debt Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (other than the Trust) or any other obligor on the Debt Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; PROVIDED, HOWEVER, that for the purposes of determining whether the Indenture Trustee shall be protected in relying on any such direction, consent or waiver, only Debt Securities which a Responsible Officer of the Indenture Trustee actually knows are so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Indenture Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Indenture Trustee taken upon the advice of counsel shall be full protection to the Indenture Trustee.

         SECTION 7.05 REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

         At any time prior to (but not after) the evidencing to the Indenture Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debt Securities specified in this Indenture in connection with such action, any holder (in cases where no record date has been set pursuant to Section 7.01) or any holder as of an applicable record date (in cases where a record date has been set pursuant to Section 7.01) of a Debt Security (or any Debt Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.01, the serial number of which is shown by the evidence to be included in the group of Debt Securities the holders of which have consented to such action, may, by filing written notice with the Indenture Trustee at the Principal Office of the Indenture Trustee and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Debt Security (or so far as concerns the principal amount represented by any exchanged or substituted Debt Security). Except as aforesaid, any such action taken by the holder of any Debt Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Debt Security, and of any Debt Security issued in exchange or substitution therefor, or on registration or transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or any Debt Security issued in exchange or substitution therefor.

                                  ARTICLE VIII
                           MEETINGS OF SECURITYHOLDERS

         SECTION 8.01 PURPOSES OF MEETINGS.

         A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

         (a) to give any notice to the Company or to the Indenture Trustee, or to give any directions to the Indenture Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of
Article V;

         (b) to remove the Indenture Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

         (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Debt Securities under any other provision of this Indenture or under applicable law.

         SECTION 8.02 CALL OF MEETINGS BY INDENTURE TRUSTEE.

         The Indenture Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.01, to be held at such time and at such place in the City of New York, the Borough of Manhattan, or Wilmington, Delaware as the Indenture Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Debt Securities affected at their addresses as they shall appear on the Debt Security Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

         SECTION 8.03 CALL OF MEETINGS BY COMPANY OR SECURITYHOLDERS.

         In case at any time the Company, pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Debt Securities then outstanding, shall have requested the Indenture Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Indenture Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in [COMPANY CITY] for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in
Section 8.02.

         SECTION 8.04 QUALIFICATIONS FOR VOTING.

         To be entitled to vote at any meeting of Securityholders, a Person shall be (a) a holder of one or more Debt Securities or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more Debt Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Indenture Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 8.05 REGULATIONS.

         Notwithstanding any other provisions of this Indenture, the Indenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

         The Indenture Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

         Subject to the provisions of Section 8.04, at any meeting each holder of Debt Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Debt Securities held or represented by such holder; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debt Securities held by such Chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum and the meeting may be held as so adjourned without further notice.

         SECTION 8.06 VOTING.

         The vote upon any resolution submitted to any meeting of holders of Debt Securities with respect to which such meeting is held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Indenture Trustee to be preserved by the Indenture Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated. The holders of the Initial Securities and the Exchange Securities shall vote for all purposes as a single class.

         SECTION 8.07 QUORUM; ACTIONS.

         The Persons entitled to vote a majority in aggregate principal amount of the Debt Securities then outstanding shall constitute a quorum for a meeting of Securityholders; PROVIDED, HOWEVER, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in aggregate principal amount of the Debt Securities then outstanding, the Persons holding or representing such specified percentage in aggregate principal amount of the Debt Securities then outstanding will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Securityholders, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the aggregate principal amount of the Debt Securities then outstanding which shall constitute a quorum.

         Except as limited by the proviso in the first paragraph of Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the holders of a majority in aggregate principal amount of the Debt Securities then outstanding; PROVIDED, HOWEVER, that, except as limited by the proviso in the first paragraph of Section 9.02, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action that this Indenture expressly provides may be given by the holders of not less than a specified percentage in outstanding principal amount of the Debt Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of not less than such specified percentage in aggregate principal amount of the Debt Securities then outstanding.

         Any resolution passed or decision taken at any meeting of holders of Debt Securities duly held in accordance with this Section 8.07 shall be binding on all the Securityholders, whether or not present or represented at the meeting.

                                   ARTICLE IX
                                   AMENDMENTS

         SECTION 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
SECURITYHOLDERS.

         The Company, when authorized by a Board Resolution, and the Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto, without the consent of the Securityholders, for one or more of the following purposes:

         (a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company, pursuant to Article XI hereof;

         (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of Debt Securities as the Board of Directors shall consider to be for the protection of the holders of such Debt Securities, and to make the occurrence, or the occurrence and continuance, of a Default in any of such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, HOWEVER, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after Default (which period may be shorter or longer than that allowed in the case of other Defaults) or may provide for an immediate enforcement upon such Default or may limit the remedies available to the Indenture Trustee upon such default;

         (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture, PROVIDED, THAT any such action shall not adversely affect the interests of the holders of the Debt Securities then outstanding;

         (d) to add to, delete from, or revise the terms of Debt Securities, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Debt Securities, including to provide for transfer procedures and restrictions substantially similar to those applicable to the Capital Securities, as required by Section 2.09 (for purposes of assuring that no registration of Debt Securities is required under the Securities Act), PROVIDED, that any such action shall not adversely affect the interests of the holders of the Debt Securities then outstanding (it being understood, for purposes of this proviso, that transfer restrictions on Debt Securities substantially similar to those applicable to Capital Securities shall not be deemed to adversely affect the holders of the Debt Securities);

         (e) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Section 6.11;

         (f) to qualify or maintain qualification of this Indenture under the Trust Indenture Act;

         (g) to make any change (other than as elsewhere provided in this Section) that does not adversely affect the rights of any Securityholder in any material respect; or

         (h) to provide for the issuance of and establish the form and terms and conditions of the Debt Securities, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or the Debt Securities, or to add to the rights of the holders of Debt Securities.

         The Indenture Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Indenture Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company and the Indenture Trustee without the consent of the holders of any of the Debt Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

         SECTION 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS.

         With the consent (evidenced as provided in Section 7.01) of the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding affected by such supplemental indenture, the Company, when authorized by a Board Resolution, and the Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act, then in effect, applicable to indentures qualified thereunder) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the holders of each Debt Security then outstanding and affected thereby, (i) change the Maturity Date of any Debt Security, or reduce the principal of or any premium on, or reduce the rate or extend the time of payment of interest thereon (except pursuant to Section 2.08), or reduce (other than as a result of the maturity or earlier redemption of any such Debt Security in accordance with the terms of this Indenture and such Debt Security) or increase the aggregate principal amount of Debt Securities then outstanding, or change any of the redemption provisions, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than United States Dollars, or impair or affect the right of any Securityholder to institute suit for payment thereof, or
(ii) reduce the aforesaid percentage of Debt Securities the holders of which are required to consent to any such supplemental indenture; and PROVIDED, FURTHER, that if the Debt Securities are held by the Trust or the Indenture Trustee of the Trust, such supplemental indenture shall not be effective until the holders of a majority in aggregate Liquidation Amount of the outstanding Capital Securities shall have consented to such supplemental indenture; PROVIDED, FURTHER, that if the consent of the Securityholder of each outstanding Debt Security is required, such supplemental indenture shall not be effective until each holder of the outstanding Capital Securities shall have consented to such supplemental indenture.

         Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Indenture Trustee of evidence of the consent of Securityholders (and holders of Capital Securities, if required) as aforesaid, the Indenture Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Indenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         Promptly after the execution by the Company and the Indenture Trustee of any supplemental indenture pursuant to the provisions of this Section 9.02, the Indenture Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Debt Security Register. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         SECTION 9.03 COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES.

         Any supplemental indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Indenture Trustee, the Company and the holders of Debt Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.04 NOTATION ON DEBT SECURITIES.

         Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may bear a notation as to any matter provided for in such supplemental indenture. If the Company or the Indenture Trustee shall so determine, new Debt Securities so modified as to conform, in the opinion of the Indenture Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Indenture Trustee or the Authenticating Agent and delivered in exchange for the Debt Securities then outstanding.

         SECTION 9.05 EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TO INDENTURE TRUSTEE.

         The Indenture Trustee, subject to the provisions of Sections 6.01 and 6.02, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX. The Trustee shall also receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article IX is authorized or permitted by, and conforms to, the terms of this Article IX and that it is proper for the Trustee under the provisions of this Article IX to join in the execution thereof.

                                   ARTICLE X
                          REDEMPTION OF DEBT SECURITIES

         SECTION 10.01 OPTIONAL REDEMPTION.

         The Company shall have the right, subject to the receipt by the Company of the prior approval from the OTS or such other bank regulatory authority that is the primary holding company regulator of the Company, if then required under applicable capital guidelines or policies of the OTS or such other bank regulatory authority that is the primary holding company regulator of the Company, to redeem the Debt Securities, in whole or (provided that unpaid interest and Liquidated Damages, if any, accrued thereon has been paid on all Debt Securities for all Interest Periods terminating on or prior to such date) from time to time in part, on any Interest Payment Date on or after April 15, 2009 (each, an "Optional Redemption Date"), at the Optional Redemption Price.

         SECTION 10.02 SPECIAL EVENT REDEMPTION.

         If a Special Event shall occur and be continuing, the Company shall have the right, subject to the receipt by the Company of prior approval from the OTS, if then required under applicable capital guidelines or policies of the OTS or such other bank regulatory authority that is the primary holding company regulator of the Company, to redeem the Debt Securities, in whole but not in part, at any time within 90 days following the occurrence of such Special Event (the "Special Redemption Date"), at the Special Redemption Price.

         SECTION 10.03 NOTICE OF REDEMPTION; SELECTION OF DEBT SECURITIES.

         In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debt Securities, it shall fix a date for redemption and shall mail, or cause the Indenture Trustee to mail (at the expense of the Company), a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debt Securities so to be redeemed as a whole or in part at their last addresses as the same appear on the Debt Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debt Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security.

         Each such notice of redemption shall specify the CUSIP number, if any, of the Debt Securities to be redeemed, the date fixed for redemption, the price at which Debt Securities are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debt Securities are to be redeemed, the notice of redemption shall specify the numbers of the Debt Securities to be redeemed. In case the Debt Securities are to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities in principal amount equal to the unredeemed portion thereof will be issued.

         Prior to 10:00 a.m., New York City time, on the Optional Redemption Date or the Special Redemption Date specified in the notice of redemption given as provided in this Section 10.03, the Company will deposit with the Indenture Trustee or with one or more Paying Agents an amount of money sufficient to redeem on such date all the Debt Securities so called for redemption at the applicable price therefor, together with unpaid interest accrued to such date.

         The Company will give the Indenture Trustee notice not less than 45 nor more than 75 days prior to the date fixed for redemption as to the price at which the Debt Securities are to be redeemed and the aggregate principal amount of Debt Securities to be redeemed and the Indenture Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities or portions thereof (in integral multiples of $1,000) to be redeemed.

         SECTION 10.04 PAYMENT OF DEBT SECURITIES CALLED FOR REDEMPTION.

         If notice of redemption has been given as provided in Section 10.03, the Debt Securities or portions of Debt Securities with respect to which such notice has been given shall become due and payable on the related Optional Redemption Date or Special Redemption Date (as the case may be) and at the place or places stated in such notice at the applicable price therefor, together with unpaid interest accrued thereon to said Optional Redemption Date or the Special Redemption Date (as the case may be), and on and after said Optional Redemption Date or the Special Redemption Date (as the case may be) (unless the Company shall default in the payment of such Debt Securities at the redemption price, together with unpaid interest accrued thereon to said date) interest on the Debt Securities or portions of Debt Securities so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, such Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable price therefor, together with unpaid interest accrued thereon to said Optional Redemption Date or the Special Redemption Date (as the case may be).

         Upon presentation of any Debt Security redeemed in part only, the Company shall execute and the Indenture Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debt Security or Debt Securities of authorized denominations in principal amount equal to the unredeemed portion of the Debt Security so presented.

                                   ARTICLE XI
           CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER AND LEASE

         SECTION 11.01 COMPANY MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

         Nothing contained in this Indenture or in any of the Debt Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer, lease or other disposition of the property of the Company, or its successor or successors as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, or its successor or successors, as the case may be) authorized to acquire and operate the same; PROVIDED, THAT (a) the Company is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer, lease or other disposition of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and such Person expressly assumes all of the obligations of the Company under the Debt Securities, this Indenture, the Guarantee and the

Declaration and (ii) after giving effect to, any such consolidation, merger, sale, conveyance, transfer, lease or other disposition, no Default or Event of Default shall have occurred and be continuing.

         SECTION 11.02 SUCCESSOR PERSON TO BE SUBSTITUTED FOR COMPANY.

         In case of any such consolidation, merger, sale, conveyance, transfer, lease or other disposition, and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Indenture Trustee and reasonably satisfactory in form to the Indenture Trustee, of the obligation of due and punctual payment of the principal of and premium, if any, and interest and Liquidated Damages, if any, on all of the Debt Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Debt Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Indenture Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Indenture Trustee or the Authenticating Agent shall authenticate and deliver any Debt Securities which previously shall have been signed and delivered by any officer of the Company to the Indenture Trustee or the Authenticating Agent for authentication, and any Debt Securities which such successor Person thereafter shall cause to be signed and delivered to the Indenture Trustee or the Authenticating Agent for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

         SECTION 11.03 OPINION OF COUNSEL TO BE GIVEN INDENTURE TRUSTEE.

         The Indenture Trustee, subject to the provisions of Sections 6.01 and 6.02, shall be entitled to receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer, lease or other disposition, and any assumption, permitted or required by the terms of this
Article XI complies with the provisions of this Article XI.

                                  ARTICLE XII
                     SATISFACTION AND DISCHARGE OF INDENTURE

         SECTION 12.01 DISCHARGE OF INDENTURE.

         When (a) the Company shall deliver to the Indenture Trustee for cancellation all Debt Securities theretofore authenticated (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.10) and not theretofore canceled, or (b) all the Debt Securities not theretofore canceled or delivered to the Indenture Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption, and the Company shall deposit with the Indenture Trustee, in trust, funds (which shall be immediately due and payable) sufficient to pay on the Maturity Date or upon redemption all of the Debt Securities (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.10) not theretofore canceled or delivered to the Indenture Trustee for cancellation, including principal and premium, if any, and interest and Liquidated Damages, if any, due or to become due to the Maturity Date, any Optional Redemption Date or the Special Event Redemption Date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of and premium, if any, or interest or Liquidated Damages, if any, on the Debt Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 12.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if, in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.09, 2.10, 3.01, 3.02, 3.04, 6.06, 6.10 and 12.04 hereof, which shall survive until such Debt Securities shall mature or are redeemed, as the case may be, and are paid in full. Thereafter, Sections 6.06, 6.10 and 12.04 shall survive, and the Indenture Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Indenture Trustee for any costs or expenses thereafter reasonably and properly incurred by the Indenture Trustee in connection with this Indenture or the Debt Securities.

         SECTION 12.02 DEPOSITED MONEYS TO BE HELD IN TRUST BY INDENTURE
TRUSTEE.

         Subject to the provisions of Section 12.04, all moneys deposited with the Indenture Trustee pursuant to Section 12.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the holders of the particular Debt Securities for the payment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal, premium, if any, interest and Liquidated Damages, if any.

         SECTION 12.03 PAYING AGENT TO REPAY MONEYS HELD.

         Upon the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent of the Debt Securities (other than the Indenture Trustee) shall, upon written demand of the Company, be repaid to it or paid to the Indenture Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 12.04 RETURN OF UNCLAIMED MONEYS.

         Any moneys deposited with or paid to the Indenture Trustee or any Paying Agent for payment of the principal of and premium, if any, or interest or Liquidated Damages, if any, on Debt Securities and not applied but remaining unclaimed by the holders of Debt Securities for two years after the date upon which the principal of and premium, if any, or interest or Liquidated Damages, if any, on such Debt Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Indenture Trustee or such Paying Agent; and the holder of any of the Debt Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Indenture Trustee or such Paying Agent with respect to such moneys shall thereupon cease.

                                  ARTICLE XIII
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

         SECTION 13.01 INDENTURE AND DEBT SECURITIES SOLELY CORPORATE
OBLIGATIONS.

         No recourse for the payment of the principal of and premium, if any, or interest or Liquidated Damages, if any, on any Debt Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any supplemental indenture, or in any Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, officer, director employee or agent as such, past, present or future, of the Company or of any predecessor or successor Person to the Company, either directly or through the Company or any successor Person to the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Debt Securities.

                                  ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

         SECTION 14.01 SUCCESSORS.

         All of the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall also bind the Company's successors and assigns whether so expressed or not.

         SECTION 14.02 OFFICIAL ACTS BY SUCCESSOR COMPANY.

         Any act or proceeding that, by any provision of this Indenture, is authorized or required to be done or performed by any board, committee, officer or other authorized Person of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful successor of the Company.

         SECTION 14.03 SURRENDER OF COMPANY POWERS.

         The Company by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Indenture Trustee may surrender any of the powers reserved to the Company hereunder, and thereupon such power so surrendered shall terminate both as to the Company and as to any permitted successor Person.

         SECTION 14.04 ADDRESSES FOR NOTICES, ETC.

         Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Indenture Trustee or by the holders of Debt Securities on the Company may be given or served by being deposited postage prepaid by first class mail, registered or certified mail, overnight courier service or confirmed telecopy addressed (until another address is filed by the Company with the Indenture Trustee for the purpose) to:

                                    Dime Community Bancshares, Inc.
                                    209 Havemeyer Street
                                    Brooklyn, New York  11211
                                    Attention:  Lance Bennett, Esq.

         Any notice, direction, request or demand by any Securityholder or the Company to or upon the Indenture Trustee shall be deemed to have been sufficiently given or made, for all purposes, if received in writing by (unless another address is provided by the Indenture Trustee to the Securityholder for such purpose):

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, Delaware  19890-0001
                                    Attention: Corporate Trust Administration.

         Any notice or communication to a Securityholder shall be mailed by first class mail to his or her address shown on the Debt Security Register kept by the security registrar for the Debt Securities.

         Notices required to be given to the Indenture Trustee or the Authenticating Agent shall be in writing, personally delivered or mailed first-class postage prepaid to each of the foregoing, or at such other address as shall be designated by written notice to the other parties.

         SECTION 14.05 GOVERNING LAW.

         This Indenture and each Debt Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to conflict of law principles of said State other than Section 5-1401 of the New York General Obligations Law.

         SECTION 14.06 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

         Upon any application or demand by the Company to the Indenture Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Indenture Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with (except that no such Opinion of Counsel is required to be furnished to the Indenture Trustee in connection with the authentication and issuance of Debt Securities.)

         Each certificate or opinion provided for in this Indenture and delivered to the Indenture Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.05) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 14.07 BUSINESS DAY CONVENTION.

         In any case where the date of payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Debt Securities would otherwise fall on a day that is not a Business Day, the payment of such principal of or premium, if any, or interest or Liquidated Damages, if any, on the Debt Securities will not be made on such date but will be made on the next succeeding Business Day, and without any interest or other payment in respect of such delay, all with the same force and effect as if made on the original date of payment.

         SECTION 14.08 TRUST INDENTURE ACT TO CONTROL.

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         SECTION 14.09 TABLE OF CONTENTS, HEADINGS, ETC.

         The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 14.10 EXECUTION IN COUNTERPARTS.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 14.11 SEPARABILITY.

         In case any one or more of the provisions contained in this Indenture or in the Debt Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Debt Securities, but this Indenture and the Debt Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         SECTION 14.12 ASSIGNMENT.

         Subject to Article XI, the Company will have the right at all times to assign any of its respective rights or obligations under this Indenture and the Debt Securities to a direct or indirect wholly owned Subsidiary of the Company; PROVIDED, THAT, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

                                   ARTICLE XV
                        SUBORDINATION OF DEBT SECURITIES

         SECTION 15.01 AGREEMENT TO SUBORDINATE.

         The Company covenants and agrees, and each holder of Debt Securities issued hereunder and under any supplemental indenture (the "Additional Provisions") by such holder's acceptance thereof likewise covenants and agrees, that the Debt Securities shall be issued subject to the provisions of this
Article XV; and each holder of a Debt Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment by the Company of the payments due (including Liquidated Damages, if any) on all Debt Securities issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article XV shall prevent the occurrence of any Default or Event of Default hereunder.

         SECTION 15.02 DEFAULT ON SENIOR DEBT.

         In the event and during the continuation of any default by the Company in the payment of principal or premium, if any, or interest or Liquidated Damages, if any, or any other payment due on any Senior Debt following any applicable grace periods, or in the event that the maturity of any Senior Debt has been accelerated because of a default and such acceleration has not been rescinded or canceled and such Senior Debt has not been paid in full, then, in either case, no payment shall be made by the Company with respect to the payments on the Debt Securities (including Liquidated Damages, if any).

         In the event that, notwithstanding the foregoing, any payment is received by the Indenture Trustee, or any Securityholder, when such payment is prohibited by this Section 15.02, such payment shall, subject to Section 15.06, be held in trust for the benefit of, and shall be paid over or delivered by the Indenture Trustee (if the notices required by Section 15.06 have been received by the Indenture Trustee) or by any Securityholder, to the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Debt (or their representative or representatives or a trustee) notify the Indenture Trustee in writing within 90 days of such payment of the amounts then due and owing on such Senior Debt, and only the amounts specified in such notices to the Indenture Trustee shall be paid to the holders of such Senior Debt.

         SECTION 15.03 LIQUIDATION; DISSOLUTION; BANKRUPTCY.

         Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, the holders of all Senior Debt of the Company will first be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt, before any payment is made by the Company on account of the principal of, or premium, if any, or interest or Liquidated Damages, if any, on the Debt Securities; and upon any such dissolution, winding-up, liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which the Securityholders or the Indenture Trustee would be entitled to receive from the Company, except for the provisions of this
Article XV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Indenture Trustee under the Indenture if received by them or it, directly to the holders of Senior Debt of the Company (PRO RATA to such holders on the basis of the respective amounts of Senior Debt held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Debt in full, in money or moneys worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to the Securityholders or to the Indenture Trustee.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character prohibited by the foregoing, whether in cash, property or securities, shall be received by the Indenture Trustee or any Securityholder before all Senior Debt is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered by the Indenture Trustee (if the notices required by Section 15.06 have been received by the Indenture Trustee) or by any Securityholder, to the holders of such Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all such Senior Debt in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Debt.

         For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Debt Securities to the payment of Senior Debt that may at the time be outstanding;

PROVIDED, THAT (i) such Senior Debt is assumed by the new Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer, lease or other disposition of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in
Article XI of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer, lease or other disposition, comply with the conditions stated in
Article XI of this Indenture. Nothing in Section 15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Indenture Trustee under or pursuant to Section 6.06 of this Indenture.

         SECTION 15.04 SUBROGATION.

         Subject to the payment in full of all Senior Debt, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Debt until the principal of and premium, if any, and interest and Liquidated Damages, if any, on the Debt Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Debt of any cash, property or securities to which the Securityholders or the Indenture Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Debt by Securityholders or the Indenture Trustee, shall, as between the Company, its creditors other than holders of Senior Debt of the Company, and the holders of the Debt Securities, be deemed to be a payment by the Company to or on account of such Senior Debt. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Debt Securities, on the one hand, and the holders of such Senior Debt on the other hand.

         Nothing contained in this Article XV or elsewhere in this Indenture or in the Debt Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt of the Company, and the holders of the Debt Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debt Securities the principal of and premium, if any, and interest and Liquidated Damages, if any, on the Debt Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debt Securities and creditors of the Company, as the case may be, other than the holders of Senior Debt of the Company nor shall anything herein or therein prevent the Indenture Trustee or the holder of any Debt Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Debt in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article XV, the Indenture Trustee, subject to the provisions of Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, trustee, agent or other Person making such payment or distribution, delivered to the Indenture Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

         SECTION 15.05 INDENTURE TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Securityholder, by such Securityholder's acceptance thereof, authorizes and directs the Indenture Trustee on such Securityholder's behalf to take such action (as the Indenture Trustee, in its discretion, deems necessary or appropriate, upon instruction or otherwise) to effectuate the subordination provided in this Article XV and appoints the Indenture Trustee such Securityholder's attorney-in-fact for any and all such purposes.

         SECTION 15.06 NOTICE BY THE COMPANY.

         The Company shall give prompt written notice to a Responsible Officer of the Indenture Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Indenture Trustee in respect of the Debt Securities pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture or any Additional Provisions, the Indenture Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Indenture Trustee in respect of the Debt Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Indenture Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Debt or from any trustee therefor; and before the receipt of any such written notice, the Indenture Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER that if the Indenture Trustee shall not have received the notice provided for in this Section 15.06 at least two Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any, and interest and Liquidated Damages, if any, on any Debt Security, then, anything herein contained to the contrary notwithstanding, the Indenture Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         The Indenture Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on a written notice delivered to it by a Person representing himself to be a holder of Senior Debt of the Company (or a trustee or representative on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Debt or a trustee on behalf of any such holder or holders. In the event that the Indenture Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Debt to participate in any payment or distribution pursuant to this Article XV, the Indenture Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Indenture Trustee as to the amount of such Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Indenture Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 15.07 RIGHTS OF THE INDENTURE TRUSTEE; HOLDERS OF SENIOR DEBT.

         The Indenture Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Indenture Trustee of any of its rights as such holder.

         With respect to the holders of Senior Debt of the Company, the Indenture Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture or any Additional Provisions against the Indenture Trustee. The Indenture Trustee shall not owe or be deemed to owe any fiduciary duty to the holders of such Senior Debt and, subject to the provisions of
Article VI of this Indenture, the Indenture Trustee shall not be liable to any holder of such Senior Debt if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Debt shall be entitled by virtue of this Article XV or otherwise.

         Nothing in this Article XV shall apply to claims of, or payments to, the Indenture Trustee under or pursuant to Section 6.06.

         SECTION 15.08 SUBORDINATION MAY NOT BE IMPAIRED.

         No right of any present or future holder of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of the Company may, at any time and from time to time, without the consent of or notice to the Indenture Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Debt Securities to the holders of such Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Debt, or otherwise amend or supplement in any manner such Senior Debt or any instrument evidencing the same or any agreement under which such Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Debt; (iii) release any Person liable in any manner for the collection of such Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company, as the case may be, and any other Person.

         Wilmington Trust Company in its capacity as Indenture Trustee hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                       DIME COMMUNITY BANCSHARES, INC.



                                       By: /S/ MICHAEL P. DEVINE
                                           ---------------------
                                           Michael P. Devine
                                           President and Chief Operating Officer



                                       Wilmington Trust Company,
                                       as Indenture Trustee



                                       By: /S/ MARY C. ST. AMAND
                                           ---------------------
                                           Mary C. St. Amand
                                           Assistant Vice President

                                    EXHIBIT A
                                    ---------

        FIXED RATE JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBT SECURITY

                           (FORM OF FACE OF SECURITY)

         [IF THIS DEBT SECURITY IS A GLOBAL SECURITY INSERT: THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS DEBT SECURITY IS EXCHANGEABLE FOR DEBT SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS DEBT SECURITY (OTHER THAN A TRANSFER OF THIS DEBT SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS DEBT SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THIS DEBT SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS DEBT SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         THE HOLDER OF THIS DEBT SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS DEBT SECURITY OR ANY SUCH INTEREST OR PARTICIPATION HEREIN, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF (Y) THE ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH DIME COMMUNITY BANCSHARES. INC. (THE "COMPANY") OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER

OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS DEBT SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE HOLDER OF THIS DEBT SECURITY FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBT SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         THIS DEBT SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF DEBT SECURITIES OR ANY INTEREST THEREIN IN A DENOMINATION OF LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL NOT BE DEEMED TO BE THE HOLDER OF THIS DEBT SECURITY OR INTEREST HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PRINCIPAL OF OR PREMIUM, IF ANY, OR INTEREST OR LIQUIDATED DAMAGES, IF ANY, ON THIS DEBT SECURITY OR ANY INTEREST THEREIN, AND SUCH PURPORTED TRANSFEREE SHALL NOT BE DEEMED TO HAVE ANY INTEREST WHATSOEVER IN THIS DEBT SECURITY.

         THE HOLDER OF THIS DEBT SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT

SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS DEBT SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS DEBT SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS DEBT SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF AS THE CASE MAY BE THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS DEBT SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"). THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF THE DEPOSITORS AND THE CLAIMS OF GENERAL AND SECURED CREDITORS OF THE COMPANY, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE COMPANY OR ANY OF ITS SUBSIDIARIES AND IS NOT SECURED.

         THE HOLDER OF THIS DEBT SECURITY OR ANY INTEREST HEREIN BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY EACH OF THE REGISTRATION RIGHTS AGREEMENT AND THE LIQUIDATED DAMAGES AGREEMENT, EACH DATED AS OF MARCH 12, 2004, BY AND AMONG THE TRUST, THE COMPANY AND THE INITIAL PURCHASER NAMED THEREIN, AS AMENDED FROM TIME TO TIME.

        Fixed Rate Junior Subordinated Deferrable Interest Debt Security

                           Due 2034, Series A/Series B

                                       of

                         Dime Community Bancshares, Inc.

         Dime Community Bancshares, Inc., Delaware corporation (the "Company," which term includes any successor corporation under the Indenture), for value received, hereby promises to pay to __________________ or registered assigns, the principal sum of __________________ Dollars on April 14, 2034 (the "Maturity Date"), unless previously redeemed, and to pay interest at a fixed rate per annum equal to 7.0% (together with the rate of any applicable Liquidated Damages (as defined below), the "Interest Rate") on the outstanding principal amount hereof from March 19, 2004, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on January 15th, April 15th, July 15th and October 15th of each year, commencing July 15, 2004, and at maturity or any earlier redemption, until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, compounded quarterly. The amount of interest payable hereon shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date other than at maturity or any earlier redemption will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be at the close of business on the 15th calendar day prior to the relevant Interest Payment Date, whether or not such day is a Business Day (as defined in the Indenture). Any such interest installment (other than Deferred Interest (as defined herein)) not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Indenture Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Debt Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Pursuant to the Indenture, in certain circumstances the Company will be required to pay Additional Amounts (as defined in the Indenture) with respect to this Debt Security. Pursuant to the Registration Rights Agreement and the Liquidated Damages Agreement, in certain limited circumstances the Company will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement and the Liquidated Damages Agreement) with respect to this Debt Security.

         Payment of the principal of and premium, if any, and interest and Liquidated Damages, if any, on this Debt Security due on the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, shall be made in immediately available funds against presentation and surrender of this Debt Security at the office or agency of the Indenture Trustee maintained for that purpose in Wilmington, Delaware, or at the office or agency of any other Paying Agent appointed by the Company maintained for that purpose in Wilmington, Delaware or New York, New York. Payment of interest and Liquidated Damages, if any, on this Debt Security due on any Interest Payment Date other than the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, shall be made at the option of the Company by check mailed to the holder thereof at such address as shall appear in the Debt Security Register or by wire transfer of immediately available funds to an account appropriately designated by the holder hereof. Notwithstanding the foregoing, so long as the holder of this Debt Security is the Institutional Trustee (as defined in the Declaration), payment of the principal of and premium, if any, and interest and Liquidated Damages, if any, on this Debt Security shall be made in immediately available funds when due at such place and to such account as may be designated by the Institutional Trustee. All payments in respect of this Debt Security shall be payable in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

         In the event that any date on which the principal of or premium, if any, or interest or Liquidated Damages, if any, on this Debt Security would otherwise fall on a day that is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day, without any interest or other payment in respect of any such delay, all with the same force and effect as if made on such date.

         The indebtedness evidenced by this Debt Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt (as defined in the Indenture), and this Debt Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debt Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on such holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Indenture Trustee such holder's attorney-in-fact for any and all such purposes. Each holder hereof, by such holder's acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         The Company waives diligence, presentment, demand for payment, notice of nonpayment, notice of protest, and all other demands and notices.

         By acceptance of this Debt Security, each holder and beneficial owner thereof agrees to treat such Debt Security as indebtedness for United States federal income tax purposes.

         This Debt Security shall not be entitled to any benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Indenture Trustee.

         The provisions of this Debt Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and sealed this ___ day of ________, _______.

                                       DIME COMMUNITY BANCSHARES, INC.



                                       By:_____________________________________
                                          Michael P. Devine
                                          President and Chief Operating Officer







                          CERTIFICATE OF AUTHENTICATION

         This is one of the Fixed Rate Junior Subordinated Deferrable Interest Debt Securities, Series A/Series B of Dime Community Bancshares, Inc. referred to in the within-mentioned Indenture.

                                       WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Indenture Trustee


Dated:_________________                By:_____________________________________
                                          Authorized Signatory

                          (FORM OF REVERSE OF SECURITY)

         This Security is one of the Junior Subordinated Deferrable Interest Debt Securities, Series A/Series B of the Company (herein sometimes referred to as the "Debt Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of March 19, 2004 (the "Indenture"), duly executed and delivered between the Company and Wilmington Trust Company, as Indenture Trustee (the "Indenture Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Indenture Trustee, the Company and the holders of the Debt Securities. The Debt Securities are limited in aggregate principal amount as specified in the Indenture.

         So long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Company shall have the right, from time to time and without causing an Event of Default, to defer payments of interest on the Debt Securities by extending the interest payment period on the Debt Securities at any time and from time to time during the term of the Debt Securities, for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and further consecutive extensions thereof, is referred to herein as an "Extension Period"). No Extension Period may end on a date other than an Interest Payment Date or extend beyond the Maturity Date, any Optional Redemption Date (as defined herein) or the Special Redemption Date (as defined herein), as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Interest Rate, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. No interest or Deferred Interest (except any Additional Amounts (as defined in the Indenture) that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof. At the end of any Extension Period, the Company shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; PROVIDED, HOWEVER, that during any Extension Period, the Company may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on or repay, repurchase or redeem any debt securities of the Company that rank PARI PASSU in all respects with or junior in interest to the Debt Securities or (iii) make any payment under any guarantees of the Company that rank in all respects PARI PASSU with or junior in respect to the Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (B) in connection with a dividend reinvestment or stockholder stock purchase plan or
(C) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the occurrence of (i), (ii) or (iii) above, (b) as a result of any exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior to such stock). Prior to the termination of any Extension Period, the Company may further extend such Extension Period, PROVIDED, THAT no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. The Company must give the Indenture Trustee notice of its election to begin or extend an Extension Period at least one Business Day prior to the Regular Record Date applicable to the next Interest Payment Date.

         Upon the occurrence and continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event (each, a "Special Event"), the Company shall have the right to redeem this Debt Security, at its option, in whole with all other Debt Securities but not in part, at any time, within 90 days following the occurrence of such Special Event (the "Special Redemption Date") at the Special Redemption Price (as defined herein).

         The Company shall also have the right to redeem this Debt Security at its option, in whole or (PROVIDED, THAT all accrued and unpaid interest and Liquidated Damages, if any, have been paid on all Debt Securities for all Interest Periods terminating on or prior to such date) from time to time in part, on any Interest Payment Date on or after April 15, 2009 (each, an "Optional Redemption Date"), at the Optional Redemption Price (as defined herein).

         Any redemption pursuant to the preceding two paragraphs will be made, subject to receipt by the Company of prior approval from the OTS or such other bank regulatory authority that is the primary holding company regulator of the Company if then required under applicable capital guidelines or policies of the OTS or such other bank regulatory authority that is the primary holding company regulator of the Company, upon not less than 30 days' nor more than 60 days' prior written notice. If the Debt Securities are only partially redeemed by the Company, the Debt Securities will be redeemed pro rata or by any other method utilized by the Indenture Trustee. In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

         "Optional Redemption Price" means an amount in cash equal to 100% of the principal amount of this Debt Security being redeemed plus unpaid interest and Liquidated Damages, if any, accrued thereon to but excluding the related Optional Redemption Date.

         "Special Redemption Price" means, with respect to the redemption of any Debt Security following a Special Event, an amount in cash equal to the percentage of the principal amount of this Debt Security that is specified below for the Special Redemption Date plus, in each case, unpaid interest and Liquidated Damages, if any, accrued thereon to but excluding the Special Redemption Date:

          Special Redemption Price will be 103.5%
            to but excluding April 15, 2005 and
           thereafter will be as follows for the
            12-month period beginning April 15,                           Percentage of Principal Amount
            -----------------------------------                           ------------------------------
                           2005                                                       102.8%

                           2006                                                       102.1%

                           2007                                                       101.4%

                           2008                                                       100.7%

                    2009 and thereafter                                                100%

         In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal of all of the Debt Securities may be declared, and, in certain cases, shall IPSO FACTO become, due and payable, and upon any such declaration of acceleration shall become, due and payable, in each case, in the manner, with the effect and subject to the conditions provided in the Indenture.

         Subject to (i) the Company having received any required regulatory approvals and (ii) the Administrators of Dime Community Capital Trust I having received an Opinion of Counsel to the effect that such liquidation and distribution will not cause the holders of Capital Securities to recognize gain or loss for federal income tax purposes, the Company will have the right at any time to liquidate the Trust and, after satisfaction of liabilities of creditors of the Trust as required by applicable law, to cause the Debt Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust.

         The Indenture contains provisions permitting the Company and the Indenture Trustee, with the consent of the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding affected thereby, as specified in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities; PROVIDED, HOWEVER, that no such supplemental indenture shall, among other things, without the consent of the holders of each Debt Security then outstanding and affected thereby (i) change the Maturity Date of any Debt Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce (other than as a result of the maturity or earlier redemption of any such Debt Security in accordance with the terms of the Indenture and such Debt Security) or increase the aggregate principal amount of Debt Securities then outstanding, or change any of the redemption provisions, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than United States Dollars, or impair or affect the right of any holder to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Debt Securities the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding, on behalf of the holders of all the Debt Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except (a) a default in payments due in respect of any of the Debt Securities, (b) in respect of covenants or provisions of the Indenture which cannot be modified or amended without the consent of the holder of each Debt Security affected, or (c) in respect of the covenants of the Company relating to its ownership of Common Securities of the Trust. Any such consent or waiver by the holder of this Debt Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debt Security and of any Debt Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debt Security.

         No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to make all payments due on this Debt Security at the time and place and at the rate and in the money herein prescribed.

         As provided in the Indenture and subject to certain limitations herein and therein set forth, this Debt Security is transferable by the holder hereof on the Debt Security Register (as defined in the Indenture) of the Company, upon surrender of this Debt Security for registration of transfer at the office or agency of the Indenture Trustee in Wilmington, Delaware, or at any other office or agency of the Company in Wilmington, Delaware or New York, New York, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Indenture Trustee duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Debt Securities of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Company or the Indenture Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge payable in relation thereto as specified in the Indenture.

         Prior to due presentment for registration of transfer of this Debt Security, the Company, the Indenture Trustee, any Authenticating Agent, any Paying Agent, any transfer agent and the Debt Security registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Debt Security shall be overdue and notwithstanding any notice of ownership or writing hereon) for the purpose of receiving payment of the principal of and premium, if any, and interest and Liquidated Damages, if any, on this Debt Security and for all other purposes, and none of the Company, the Indenture Trustee, any Authenticating Agent, any Paying Agent, any transfer agent or any Debt Security registrar shall be affected by any notice to the contrary.

         As provided in the Indenture and subject to certain limitations herein and therein set forth, Debt Securities are exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations, as requested by the holder surrendering the same.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest or Liquidated Damages, if any, on this Debt Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer, director, employee or agent, past, present or future, as such, of the Company or of any predecessor or successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

         All terms used but not defined in this Debt Security shall have the meanings assigned to them in the Indenture.

         THIS DEBT SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.